UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2016

MFS® BLENDED RESEARCH® EMERGING MARKETS EQUITY FUND

BRK-ANN

MFS® BLENDED RESEARCH® EMERGING MARKETS EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	5.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.8%
Alibaba Group Holding Ltd., ADR	3.5%
Tencent Holdings Ltd.	2.9%
China Construction Bank	2.6%
Industrial & Commercial Bank of China, “H”	1.9%
Hon Hai Precision Industry Co. Ltd.	1.8%
LUKOIL PJSC, ADR	1.8%
Sberbank of Russia, ADR	1.7%
Hyundai Motor Co. Ltd.	1.5%

Equity sectors
Financial Services	25.6%
Technology	21.4%
Utilities & Communications	8.9%
Energy	6.3%
Basic Materials	5.9%
Consumer Staples	5.7%
Autos & Housing	5.2%
Industrial Goods & Services	4.4%
Retailing	3.9%
Special Products & Services	3.0%
Health Care	2.9%
Transportation	1.8%
Leisure	1.8%

Issuer country weightings (x)
China	24.5%
South Korea	17.4%
Taiwan	11.3%
Brazil	7.6%
South Africa	5.2%
India	4.6%
Russia	4.4%
Mexico	3.8%
United States	3.6%
Other Countries	17.6%

2

Portfolio Composition – continued

Currency exposure weightings (y)
Hong Kong Dollar	21.9%
South Korean Won	17.4%
Taiwan Dollar	11.3%
Brazilian Real	7.6%
South African Rand	5.2%
Indian Rupee	4.6%
Russian Ruble	4.4%
United States Dollar	4.4%
Mexican Peso	3.8%
Other Currencies	19.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the period September 15, 2015 through August 31, 2016, Class A shares of the MFS Blended Research Emerging Markets Equity Fund (“fund”) provided a total return of 14.33%, at net asset value. This compares with a return of 13.55% for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Contributors to Performance

Stock selection in the financial services sector was a major contributor to performance relative to the MSCI Emerging Markets Index. Within this sector, overweight positions in commercial banking firm Sberbank of Russia (Russia) and banking and financial services provider Banco do Brasil (Brazil), and not holding shares of poor-performing life insurance provider China Life Insurance (China), all aided relative returns. Shares of Sberbank appreciated during the reporting period as earnings convincingly beat market expectations driven mostly by a one-off gain on asset disposal and quarter-over-quarter margin improvement.

Favorable security selection in the technology sector also supported relative returns. An overweight position in contract semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), and an underweight position in Chinese language internet

4

Management Review – continued

search provider Baidu.com, aided relative results. Shares of Taiwan Semiconductor Manufacturing rose as the company experienced robust demand from top customers.

Elsewhere, the fund’s out-of-benchmark holding of Chinese supermarket chain Wumart Stores, overweight positions in energy-based holding company Equatorial Energia (Brazil) and Brazilian steel producer Gerdau, and underweight positions in network information technology services provider MTN Group (h) (South Africa) and Latin American wireless communications company America Movil (h) (Mexico), strengthened relative performance. Shares of Equatorial Energia aided relative returns as the company reported solid operational figures and demand growth ahead of market estimates.

Detractors from Performance

Weak stock selection in the autos & housing sector hampered relative returns. Here, an overweight position in motor vehicles and parts manufacturer and distributor Hyundai Motor (South Korea) detracted value from relative performance. During the first half of the reporting period, the share price for Hyundai Motor came under pressure due to adverse sales conditions.

Elsewhere, overweight positions in telecommunications company XL Axiata (Indonesia), pulp and paper producer Fibria Celulose (Brazil), South Africa-based bank controlling company FirstRand, and mobile operator Advanced Info Service PCL (Thailand) weakened relative performance. An underweight position in internet gaming company Tencent Holdings (China), and not holding shares of strong-performing banking firm Banco Bradesco (Brazil) and oil and gas exploration and production company Petroleo Brasileiro (Brazil), also held back relative returns. Additionally, owning shares of marketing holding company ITC (b) (India) weighed on relative performance as the stock underperformed the benchmark over the reporting period.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hindered performance versus the benchmark, which has no cash position.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	9/15/15	14.33%
B	9/15/15	13.46%
C	9/15/15	13.48%
I	9/15/15	14.51%
R1	9/15/15	13.46%
R2	9/15/15	14.04%
R3	9/15/15	14.22%
R4	9/15/15	14.51%
R6 (formerly Class R5)	9/15/15	14.62%
Comparative benchmark
MSCI Emerging Markets Index (f)		13.55%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		7.75%
B With CDSC (Declining over six years from 4% to 0%) (v)		9.46%
C With CDSC (1% for 12 months) (v)		12.48%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.25%	$1,000.00	$1,243.98	$7.05
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
B	Actual	1.99%	$1,000.00	$1,238.77	$11.20
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
C	Actual	1.99%	$1,000.00	$1,238.77	$11.20
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
I	Actual	0.99%	$1,000.00	$1,243.72	$5.58
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
R1	Actual	1.98%	$1,000.00	$1,238.77	$11.14
	Hypothetical (h)	1.98%	$1,000.00	$1,015.18	$10.03
R2	Actual	1.48%	$1,000.00	$1,241.79	$8.34
	Hypothetical (h)	1.48%	$1,000.00	$1,017.70	$7.51
R3	Actual	1.23%	$1,000.00	$1,242.89	$6.93
	Hypothetical (h)	1.23%	$1,000.00	$1,018.95	$6.24
R4	Actual	0.98%	$1,000.00	$1,243.72	$5.53
	Hypothetical (h)	0.98%	$1,000.00	$1,020.21	$4.98
R6 (formerly Class R5)	Actual	0.93%	$1,000.00	$1,244.81	$5.25
	Hypothetical (h)	0.93%	$1,000.00	$1,020.46	$4.72

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.0%
Issuer	Shares/Par	Value ($)
Airlines - 0.8%
AirAsia Berhad	89,900	$66,500
China Southern Airlines Co. Ltd., “H”	48,000	28,463
Zhejiang Expressway Co. Ltd., “H”	18,000	20,071

		$115,034
Alcoholic Beverages - 1.1%
China Resources Enterprise Ltd.	54,000	$124,601
Thai Beverage PLC	39,700	28,993

		$153,594
Apparel Manufacturers - 1.4%
Arezzo Industria e Comercio S.A.	6,200	$49,919
Formosa Taffeta Co. Ltd.	30,000	28,978
Li & Fung Ltd.	84,000	43,204
Pou Chen Corp.	48,000	69,586

		$191,687
Automotive - 4.0%
Geely Automobile Holdings Ltd.	60,000	$48,108
Great Wall Motor Co. Ltd.	42,000	40,768
Hyundai Mobis	215	50,231
Hyundai Motor Co. Ltd.	1,754	209,222
Kia Motors Corp.	5,243	197,259

		$545,588
Business Services - 1.5%
Cognizant Technology Solutions Corp., “A” (a)	891	$51,179
Infosys Technologies Ltd., ADR	3,354	53,194
TravelSky Technology Ltd.	24,000	52,223
WNS (Holdings) Ltd., ADR (a)	1,611	47,251

		$203,847
Cable TV - 1.3%
Naspers Ltd.	1,073	$175,598

Computer Software - Systems - 2.5%
Asustek Computer, Inc.	12,000	$101,543
Hon Hai Precision Industry Co. Ltd.	90,000	249,602

		$351,145

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Conglomerates - 0.3%
Alfa S.A de C.V., “A”	26,275	$42,738

Construction - 1.1%
CEMEX S.A.B. de C.V. (a)	119,560	$98,984
MRV Engenharia e Participacoes S.A.	13,341	50,816

		$149,800
Consumer Products - 0.8%
LG Household & Health Care Ltd.	137	$116,849

Consumer Services - 1.2%
China Maple Leaf Educational Systems	48,000	$36,073
Kroton Educacional S.A.	29,800	127,350

		$163,423
Electrical Equipment - 0.5%
Shanghai Electric Group Co. Ltd., “H” (a)	168,000	$74,714

Electronics - 10.8%
Realtek Semiconductor Corp.	9,000	$36,022
Samsung Electronics Co. Ltd.	496	720,646
SK Hynix, Inc.	1,249	40,831
Taiwan Semiconductor Manufacturing Co. Ltd.	119,000	660,059
Vanguard International Semiconductor Corp.	18,000	33,753

		$1,491,311
Energy - Independent - 1.1%
CNOOC Ltd.	96,000	$117,934
PTT Exploration & Production Ltd.	17,000	39,903

		$157,837
Energy - Integrated - 4.1%
China Petroleum & Chemical Corp.	268,000	$194,500
LUKOIL PJSC, ADR	5,501	246,720
OAO Gazprom, ADR	31,318	126,681

		$567,901
Engineering - Construction - 2.4%
China Communications Construction Co. Ltd.	57,000	$62,161
Hyundai Heavy Industries Co. Ltd.	1,778	74,389
Promotora y Operadora de Infraestructura S.A.B. de C.V.	12,974	155,826
Sinopec Engineering (Group) Co. Ltd. “H”	54,000	44,759

		$337,135

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 1.2%
AVI Ltd.	12,664	$76,663
Uni-President Enterprises Corp.	45,000	85,092

		$161,755
Food & Drug Stores - 1.8%
Almacenes Exito S.A.	6,214	$30,523
CP All PLC	44,500	80,026
Dairy Farm International Holdings Ltd.	8,100	58,077
Sun Art Retail Group Ltd.	113,500	73,008

		$241,634
Forest & Paper Products - 0.8%
Fibria Celulose S.A.	16,600	$113,144

Furniture & Appliances - 0.2%
Coway Co. Ltd.	397	$29,695

Gaming & Lodging - 0.3%
Genting Berhad	24,500	$47,121

Insurance - 4.0%
Cathay Financial Holding Co. Ltd.	111,000	$140,278
Fubon Financial Holding Co. Ltd.	36,000	50,942
Korean Reinsurance Co.	4,514	48,379
Liberty Holdings Ltd.	5,252	40,285
PICC Property & Casualty Co. Ltd.	72,000	118,986
Samsung Fire & Marine Insurance Co. Ltd.	445	107,758
Shin Kong Financial Holding Co. Ltd. (a)	206,000	45,186

		$551,814
Internet - 8.1%
Alibaba Group Holding Ltd., ADR (a)	4,944	$480,507
Baidu, Inc., ADR (a)	166	28,398
NAVER Corp.	275	208,408
Tencent Holdings Ltd.	15,500	403,207

		$1,120,520
Machinery & Tools - 1.4%
China Infrastructure Machinery Holdings Ltd.	185,000	$30,048
Far Eastern New Century Corp.	87,000	64,159
Hyundai Mipo Dockyard Co. Ltd. (a)	595	40,663
Weichai Power Co. Ltd., “H”	51,000	64,362

		$199,232

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 4.6%
Banco do Brasil S.A.	17,200	$123,626
Bank of China Ltd.	326,000	146,662
BOC Hong Kong Holdings Ltd.	27,000	94,495
Industrial & Commercial Bank of China, “H”	421,000	267,550

		$632,333
Medical & Health Technology & Services - 0.4%
Sinopharm Group Co. Ltd., “H”	12,000	$61,488

Medical Equipment - 0.5%
Top Glove Corp.	61,200	$64,135

Metals & Mining - 1.9%
Gerdau S.A., ADR	36,089	$99,606
Grupo Mexico S.A.B. de C.V., “B”	28,627	71,634
POSCO	436	90,328

		$261,568
Other Banks & Diversified Financials - 12.8%
Agricultural Bank of China Ltd., “H”	140,000	$57,570
Banco Santander S.A., IEU	12,996	91,276
Bangkok Bank Public Co. Ltd.	9,000	44,070
Bank of Communications Co. Ltd.	48,000	37,063
China Construction Bank	484,000	361,867
China Merchants Bank Co. Ltd.	15,000	36,506
China Minsheng Banking Corp. Ltd.	46,500	49,991
Chongqing Rural Commercial Bank Co. Ltd., “H”	39,000	22,623
Credicorp Ltd.	375	58,755
First Gulf Bank PJSC	12,440	39,625
FirstRand Ltd.	38,232	114,602
Hana Financial Group, Inc.	1,792	47,090
Itau Unibanco Holding S.A., ADR	13,719	152,007
OTP Bank PLC	2,051	53,577
Sberbank of Russia, ADR	25,783	236,430
Shinhan Financial Group Co. Ltd.	1,996	73,396
Turkiye Garanti Bankasi A.S.	27,898	71,975
Turkiye Is Bankasi A.S., “C”	98,709	160,540
Turkiye Sinai Kalkinma Bankasi A.S.	76,827	35,329
Union National Bank	27,996	31,936

		$1,776,228
Pharmaceuticals - 2.0%
Gedeon Richter PLC	4,559	$93,524
Genomma Lab Internacional S.A., “B” (a)	107,044	120,097

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Shanghai Pharmaceuticals Holding Co. Ltd., “H”	21,500	$59,033

		$272,654
Precious Metals & Minerals - 0.6%
Anglogold Ashanti Ltd. (a)	3,815	$62,220
Gold Fields Ltd., ADR	3,609	18,153

		$80,373
Real Estate - 3.7%
Aldar Properties PJSC	169,528	$127,385
Atrium European Real Estate Ltd.	18,731	81,903
Fibra Uno Administracion S.A.	20,708	40,036
Guangzhou R&F Properties Co. Ltd., “H”	47,600	80,381
Metro Pacific Investments Corp.	480,400	71,346
Resilient REIT Ltd.	7,711	61,889
SM Prime Holdings, Inc.	80,728	51,717

		$514,657
Specialty Chemicals - 2.6%
Cosan S.A. Industria e Comercio	5,795	$67,511
LG Chem Ltd.	499	121,058
PTT Global Chemical PLC	98,300	173,226

		$361,795
Specialty Stores - 0.8%
Cencosud S.A.	24,258	$71,192
CJ Home Shopping	272	38,641

		$109,833
Telecommunications - Wireless - 1.8%
Advanced Info Service PLC	23,600	$112,834
China Mobile Ltd.	10,500	129,667

		$242,501
Telephone Services - 3.6%
China Unicom (Hong Kong) Ltd.	36,000	$40,791
Hellenic Telecommunications Organization S.A.	9,316	88,328
KT Corp., ADR	3,369	52,321
PT Telekomunikasi Indonesia	482,500	153,134
PT XL Axiata Tbk (a)	586,250	125,515
Telkom S.A. Ltd.	7,594	31,405

		$491,494

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.4%
British American Tobacco	4,200	$50,974
PT Gudang Garam Tbk	28,500	138,364

		$189,338
Trucking - 1.0%
Emergent Capital, Inc.	12,944	$138,861

Utilities - Electric Power - 2.6%
Equatorial Energia S.A.	3,700	$57,943
Korea Electric Power Corp.	2,659	138,316
Tenaga Nasional Berhad	12,000	43,615
Terna Participacoes S.A., IEU	16,296	117,078

		$356,952
Total Common Stocks (Identified Cost, $12,466,663)		$12,857,326

	First Exercise
Warrants - 3.8%
Cable TV - 0.1%
Merrill Lynch International & Co. (Dish TV India Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/23/18	13,929	$20,476

Energy - Independent - 1.0%
Merrill Lynch International & Co. (Coal India Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/13/19	12,867	$64,226
Merrill Lynch International & Co. (Hindustan Petroleum Corp. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	11/12/19	4,203	76,437

			$140,663
Other Banks & Diversified Financials - 0.4%
Merrill Lynch International & Co. (Housing Development Finance Corp. Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	10/28/15	1,891	$39,749
Merrill Lynch International & Co. (Rural Electrification Corp. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	12/21/18	5,868	20,877

			$60,626
Telecommunications - Wireless - 1.0%
Merrill Lynch International & Co. (Bharti Airtel Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)	5/29/18	27,873	$137,971

16

Portfolio of Investments – continued

Issuer	First Exercise	Shares/Par	Value ($)
Warrants - continued
Tobacco - 1.3%
Merrill Lynch International & Co. (ITC Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/22/18	44,947	$174,394
Total Warrants (Identified Cost, $519,077)			$534,130

Money Market Funds - 4.3%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $591,481)		591,481	$591,481
Total Investments (Identified Cost, $13,577,221)			$13,982,937

Other Assets, Less Liabilities - (1.1)%			(152,594)
Net Assets - 100.0%			$13,830,343

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $396,159, representing 2.9% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $12,985,740)	$13,391,456
Underlying affiliated funds, at value (identified cost, $591,481)	591,481
Total investments, at value (identified cost, $13,577,221)	$13,982,937
Foreign currency, at value (identified cost, $1,728)	1,728
Receivables for
Fund shares sold	62,697
Dividends	5,901
Receivable from investment adviser	45,849
Other assets	31
Total assets	$14,099,143
Liabilities
Payable to custodian	$39,906
Payables for
Investments purchased	124,308
Fund shares reacquired	10,792
Payable to affiliates
Shareholder servicing costs	314
Distribution and service fees	28
Payable for independent Trustees’ compensation	14
Deferred country tax expense payable	2,198
Accrued expenses and other liabilities	91,240
Total liabilities	$268,800
Net assets	$13,830,343
Net assets consist of
Paid-in capital	$13,361,610
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,198 deferred country tax)	403,605
Accumulated net realized gain (loss) on investments and foreign currency	5,328
Undistributed net investment income	59,800
Net assets	$13,830,343
Shares of beneficial interest outstanding	1,214,767

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$957,193	84,212	$11.37
Class B	86,495	7,647	11.31
Class C	91,469	8,090	11.31
Class I	436,121	38,308	11.38
Class R1	56,729	5,016	11.31
Class R2	57,003	5,024	11.35
Class R3	57,140	5,027	11.37
Class R4	57,278	5,031	11.38
Class R6 (formerly Class R5)	12,030,915	1,056,412	11.39

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.06 [100 / 94.25 x $11.37]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Period ended 8/31/16 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$106,993
Dividends from underlying affiliated funds	368
Foreign taxes withheld	(12,526)
Total investment income	$94,835
Expenses
Management fee	$26,585
Distribution and service fees	2,872
Shareholder servicing costs	1,181
Administrative services fee	16,829
Independent Trustees’ compensation	838
Custodian fee	52,478
Shareholder communications	5,610
Audit and tax fees	40,565
Legal fees	1,471
Registration fees	78,284
Miscellaneous	15,187
Total expenses	$241,900
Fees paid indirectly	(11)
Reduction of expenses by investment adviser	(205,314)
Net expenses	$36,575
Net investment income	$58,260
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$18,508
Foreign currency	5,967
Net realized gain (loss) on investments and foreign currency	$24,475
Change in unrealized appreciation (depreciation)
Investments (net of $2,198 increase in deferred country tax)	$403,518
Translation of assets and liabilities in foreign currencies	87
Net unrealized gain (loss) on investments and foreign currency translation	$403,605
Net realized and unrealized gain (loss) on investments and foreign currency	$428,080
Change in net assets from operations	$486,340

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 8/31/16 (c)
Change in net assets
From operations
Net investment income	$58,260
Net realized gain (loss) on investments and foreign currency	24,475
Net unrealized gain (loss) on investments and foreign currency translation	403,605
Change in net assets from operations	$486,340
Distributions declared to shareholders
From net investment income	$(15,000)
From net realized gain on investments	(3,100)
Total distributions declared to shareholders	$(18,100)
Change in net assets from fund share transactions	$13,362,103
Total change in net assets	$13,830,343
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $59,800)	$13,830,343

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	1.18
Total from investment operations	$1.42
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.05)
Net asset value, end of period (x)	$11.37
Total return (%) (r)(s)(t)(x)	14.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.30	(a)
Expenses after expense reductions (f)	1.24	(a)
Net investment income	2.36	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$957

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.25
Total from investment operations	$1.34
Less distributions declared to shareholders
From net investment income	$(0.02)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$11.31
Total return (%) (r)(s)(t)(x)	13.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.64	(a)
Expenses after expense reductions (f)	1.98	(a)
Net investment income	0.93	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$86

Class C	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.25
Total from investment operations	$1.34
Less distributions declared to shareholders
From net investment income	$(0.02)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$11.31
Total return (%) (r)(s)(t)(x)	13.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.63	(a)
Expenses after expense reductions (f)	1.98	(a)
Net investment income	0.95	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$91

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.21
Total from investment operations	$1.44
Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$11.38
Total return (%) (r)(s)(x)	14.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.27	(a)
Expenses after expense reductions (f)	0.99	(a)
Net investment income	2.27	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$436

Class R1	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.27
Total from investment operations	$1.34
Less distributions declared to shareholders
From net investment income	$(0.02)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$11.31
Total return (%) (r)(s)(x)	13.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.86	(a)
Expenses after expense reductions (f)	1.97	(a)
Net investment income	0.69	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$57

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.28
Total from investment operations	$1.40
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.05)
Net asset value, end of period (x)	$11.35
Total return (%) (r)(s)(x)	14.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.36	(a)
Expenses after expense reductions (f)	1.47	(a)
Net investment income	1.19	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$57

Class R3	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.28
Total from investment operations	$1.42
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.05)
Net asset value, end of period (x)	$11.37
Total return (%) (r)(s)(x)	14.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.11	(a)
Expenses after expense reductions (f)	1.22	(a)
Net investment income	1.44	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$57

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.27
Total from investment operations	$1.44
Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$11.38
Total return (%) (r)(s)(x)	14.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.86	(a)
Expenses after expense reductions (f)	0.97	(a)
Net investment income	1.69	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$57

Class R6 (formerly Class R5)	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.29
Total from investment operations	$1.45
Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$11.39
Total return (%) (r)(s)(x)	14.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.84	(a)
Expenses after expense reductions (f)	0.94	(a)
Net investment income	1.59	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$12,031

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

28

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

29

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$3,319,370	$74,714	$—	$3,394,084
South Korea	2,405,478	—	—	2,405,478
Taiwan	1,565,199	—	—	1,565,199
Brazil	1,050,276	—	—	1,050,276
South Africa	719,676	—	—	719,676
India	100,445	534,130	—	634,575
Russia	609,831	—	—	609,831
Mexico	529,314	—	—	529,314
Thailand	73,063	405,989	—	479,052
Other Countries	2,003,971	—	—	2,003,971
Mutual Funds	591,481	—	—	591,481
Total Investments	$12,968,104	$1,014,833	$—	$13,982,937

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

30

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the period ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

31

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

8/31/16
Ordinary income (including any short-term capital gains)	$18,100

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$13,591,526
Gross appreciation	577,942
Gross depreciation	(186,531)
Net unrealized appreciation (depreciation)	$391,411
Undistributed ordinary income	80,246
Other temporary differences	(2,924)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statement of Changes in Net Assets are presented by class as follows:

	From net investment income	From net realized gain on investments
	Period ended 8/31/16 (c)	Period ended 8/31/16 (c)
Class A	$227	$53
Class B	106	51
Class C	124	55
Class I	337	67
Class R1	106	51
Class R2	182	51
Class R3	219	51
Class R4	257	51
Class R6 (formerly Class R5)	13,442	2,670
Total	$15,000	$3,100

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

32

Notes to Financial Statements – continued

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended August 31, 2016, this management fee reduction amounted to $252, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended August 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2017. For the period ended August 31, 2016, this reduction amounted to $205,062, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,861 for the period ended August 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$755
Class B	0.75%	0.25%	1.00%	1.00%	637
Class C	0.75%	0.25%	1.00%	1.00%	621
Class R1	0.75%	0.25%	1.00%	1.00%	490
Class R2	0.25%	0.25%	0.50%	0.50%	246
Class R3	—	0.25%	0.25%	0.25%	123
Total Distribution and Service Fees					$2,872

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ended August 31, 2016.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the period ended August 31, 2016, were as follows:

Amount
Class A	$—
Class B	1,000
Class C	—

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended August 31, 2016, the fee was $389, which equated to 0.0110% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $792.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

34

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the period ended August 31, 2016 was equivalent to an annual effective rate of 0.4745% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the period ended August 31, 2016, the fee paid by the fund under this agreement was $7 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 260,000 shares of Class R6 (formerly Class R5) and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, for an aggregate amount of $3,000,000 as an initial investment in the fund. On March 16, 2016, MFS purchased 16,502 shares of Class I for an aggregate amount of $162,877.

At August 31, 2016, MFS held approximately 66%, 62%, and 56% of the outstanding shares of Class B, Class C, and Class I, respectively, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the period ended August 31, 2016, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,253,053.

(4) Portfolio Securities

For the period ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $15,649,109 and $2,681,823, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 8/31/16 (c)
	Shares	Amount
Shares sold
Class A	88,131	$909,386
Class B	10,890	105,319
Class C	8,074	81,820
Class I	39,201	406,374
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6 (formerly Class R5)	1,059,522	11,778,174
	1,225,818	$13,481,073

Shares issued to shareholders in reinvestment of distributions
Class A	28	$280
Class B	16	157
Class C	18	179
Class I	41	404
Class R1	16	157
Class R2	24	233
Class R3	27	270
Class R4	31	308
Class R6 (formerly Class R5)	1,632	16,112
	1,833	$18,100

Shares reacquired
Class A	(3,947)	$(40,150)
Class B	(3,259)	(32,134)
Class C	(2)	(16)
Class I	(934)	(10,594)
Class R6 (formerly Class R5)	(4,742)	(54,176)
	(12,884)	$(137,070)

36

Notes to Financial Statements – continued

	Period ended 8/31/16 (c)
	Shares	Amount
Net change
Class A	84,212	$869,516
Class B	7,647	73,342
Class C	8,090	81,983
Class I	38,308	396,184
Class R1	5,016	50,157
Class R2	5,024	50,233
Class R3	5,027	50,270
Class R4	5,031	50,308
Class R6 (formerly Class R5)	1,056,412	11,740,110
	1,214,767	$13,362,103

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 26%, 14%, 9%, 7%, 7%, and 2% respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the period ended August 31, 2016, the fund’s commitment fee and interest expense were $11 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

37

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	3,161,797	(2,570,316)	591,481

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$368	$591,481

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Blended Research Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Emerging Markets Equity Fund (the Fund) (one of the series constituting the MFS Series Trust IV) as of August 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the period from September 15, 2015 (commencement of operations) to August 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Emerging Markets Equity Fund (one of the series constituting the MFS Series Trust IV) at August 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from September 15, 2015 (commencement of operations) to August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

43

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

45

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $106,869. The fund intends to pass through foreign tax credits of $11,372 for the fiscal year.

46

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® BLENDED RESEARCH® GLOBAL EQUITY FUND

BRL-ANN

MFS® BLENDED RESEARCH® GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	2.1%
Amazon.com, Inc.	2.0%
Samsung Electronics Co. Ltd.	1.9%
JPMorgan Chase & Co.	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.8%
Altria Group, Inc.	1.6%
Merck & Co., Inc.	1.5%
Eli Lilly & Co.	1.5%
Cisco Systems, Inc.	1.5%
Charter Communications, Inc., “A”	1.5%

Equity sectors
Financial Services	19.6%
Technology	13.8%
Health Care	11.1%
Consumer Staples	8.9%
Utilities & Communications	6.9%
Energy	6.8%
Retailing	5.7%
Autos & Housing	5.6%
Leisure	5.2%
Basic Materials	4.6%
Industrial Goods & Services	4.5%
Special Products & Services	3.1%
Transportation	2.4%

Issuer country weightings (x)
United States	53.4%
Japan	7.6%
United Kingdom	5.8%
South Korea	4.6%
France	4.1%
Canada	3.5%
Taiwan	2.3%
Germany	2.2%
Australia	1.8%
Other Countries	14.7%

Currency exposure weightings (y)
United States Dollar	55.8%
Euro	9.5%
Japanese Yen	7.6%
British Pound Sterling	5.9%
South Korean Won	4.6%
Taiwan Dollar	2.3%
Australian Dollar	1.8%
Canadian Dollar	1.7%
Swiss Franc	1.5%
Other Currencies	9.3%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the period September 15, 2015 through August 31, 2016, Class A shares of the MFS Blended Research Global Equity Fund (“fund”) provided a total return of 5.22%, at net asset value. This compares with a return of 9.41% for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Weak stock selection in the health care sector was a major detractor from performance relative to the MSCI All Country World Index. Here, holdings of non-urban hospital operator Community Health Systems (b) (United States) and an overweight position in biotech firm Gilead Sciences (United States) detracted from relative results. Community Health Systems underperformed during the reporting period as the company posted earnings per share that were below expectations. The miss was attributed to lower sales volume and a slowdown driven by weak sector performance.

A combination of weak stock selection and an overweight position in the autos & housing sector also held back relative performance. Within this sector, overweight positions in Canadian automotive systems manufacturer Magna International and motor vehicle manufacturer Kia Motors (South Korea) detracted from relative results.

4

Management Review – continued

Elsewhere, overweight positions in investment management and banking firm UBS (Switzerland), Life Insurance Company Dai-Ichi Mutual Life Insurance (Japan) and banking firm KBC Groep (Belgium) weighed on relative performance. Shares of UBS underperformed during the reporting period as earnings came in below market expectations as a result of weaker-than-expected revenues in the firm’s wealth and asset management divisions.

Stocks in other sectors that detracted from relative performance included holdings of poor-performing independent petroleum products company Marathon Petroleum (United States), Canadian airline company Air Canada (b) and global cruise line operator Norwegian Cruise Lines (Norway).

Contributors to Performance

Favorable security selection in the technology sector contributed to relative performance. The fund’s overweight positions in microchip and electronics manufacturer Samsung Electronics (South Korea), contract semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and financial management solutions provider Intuit (United States) boosted relative performance. Shares of Taiwan Semiconductor Manufacturing had a strong year as the company experienced robust demand from top customers.

Stock selection in the consumer staples sector strengthened relative returns. Within this sector, overweight positions in food producer Tyson Foods (United States) and tobacco company Altria Group (United States) aided relative returns. Shares of Tyson Foods outperformed the benchmark as the company reported strong earnings over the reporting period driven by record operating profit margins in all business segments.

Elsewhere, overweight positions in telecommunications company KDDI (Japan), Brazilian bank Itau Unibanco, electric utility company Korea Electric Power (South Korea) and global security company Northrop Grumman (United States) aided relative results. Holdings of residential and commercial building materials manufacturer Owens Corning (b) (United States) also strengthened relative performance.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	9/15/15	5.22%
B	9/15/15	4.47%
C	9/15/15	4.48%
I	9/15/15	5.38%
R1	9/15/15	4.47%
R2	9/15/15	4.92%
R3	9/15/15	5.20%
R4	9/15/15	5.48%
R6 (formerly Class R5)	9/15/15	5.48%
Comparative benchmark
MSCI All Country World Index (f)		9.41%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(0.83)%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.47%
C With CDSC (1% for 12 months) (v)		3.48%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	0.86%	$1,000.00	$1,128.37	$4.60
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
B	Actual	1.60%	$1,000.00	$1,124.19	$8.54
	Hypothetical (h)	1.60%	$1,000.00	$1,017.09	$8.11
C	Actual	1.61%	$1,000.00	$1,124.19	$8.60
	Hypothetical (h)	1.61%	$1,000.00	$1,017.04	$8.16
I	Actual	0.61%	$1,000.00	$1,129.45	$3.27
	Hypothetical (h)	0.61%	$1,000.00	$1,022.07	$3.10
R1	Actual	1.60%	$1,000.00	$1,124.19	$8.54
	Hypothetical (h)	1.60%	$1,000.00	$1,017.09	$8.11
R2	Actual	1.10%	$1,000.00	$1,127.43	$5.88
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
R3	Actual	0.85%	$1,000.00	$1,128.37	$4.55
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
R4	Actual	0.60%	$1,000.00	$1,130.53	$3.21
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
R6 (formerly Class R5)	Actual	0.60%	$1,000.00	$1,130.53	$3.21
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.6%
Issuer	Shares/Par	Value ($)
Aerospace - 1.7%
Northrop Grumman Corp.	284	$60,228
Orbital ATK, Inc.	128	9,655

		$69,883
Airlines - 1.6%
Aena S.A.	220	$31,104
Air Canada (a)	5,092	34,791

		$65,895
Automotive - 3.2%
General Motors Co.	660	$21,067
Hyundai Motor Co. Ltd.	218	26,004
Kia Motors Corp.	1,181	44,433
Magna International, Inc.	1,045	42,114

		$133,618
Biotechnology - 2.0%
Bavarian Nordic A/S (a)	619	$22,498
Celgene Corp. (a)	289	30,848
Gilead Sciences, Inc.	395	30,960

		$84,306
Broadcasting - 0.5%
Time Warner, Inc.	265	$20,779

Business Services - 3.1%
Accenture PLC, “A”	221	$25,415
Ashtead Group PLC	2,552	42,392
Global Payments, Inc.	803	60,988

		$128,795
Cable TV - 2.1%
Charter Communications, Inc., “A” (a)	240	$61,730
Comcast Corp., “A”	439	28,649

		$90,379
Chemicals - 1.0%
LyondellBasell Industries N.V., “A”	518	$40,865

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 2.0%
Adobe Systems, Inc. (a)	338	$34,581
Intuit, Inc.	427	47,589

		$82,170
Computer Software - Systems - 2.8%
Apple, Inc.	159	$16,870
EMC Corp.	920	26,671
Hitachi Ltd.	3,000	14,382
Hon Hai Precision Industry Co. Ltd., GDR	3,968	21,626
NICE Systems Ltd., ADR	202	13,823
Vantiv, Inc., “A” (a)	428	23,001

		$116,373
Construction - 2.1%
Bellway PLC	986	$30,168
Owens Corning	1,078	59,204

		$89,372
Consumer Products - 2.3%
Newell Brands, Inc.	725	$38,483
Svenska Cellulosa Aktiebolaget	1,856	57,042

		$95,525
Containers - 0.8%
Brambles Ltd.	3,841	$35,564

Electrical Equipment - 2.1%
Mitsubishi Electric Corp.	1,000	$13,053
Schneider Electric S.A.	374	25,485
Siemens AG	435	51,943

		$90,481
Electronics - 3.7%
Samsung Electronics Co. Ltd.	55	$79,910
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,692	77,368

		$157,278
Energy - Independent - 3.8%
EOG Resources, Inc.	276	$24,423
Occidental Petroleum Corp.	347	26,667
Parsley Energy, Inc., “A” (a)	772	26,132
Rice Energy, Inc. (a)	1,338	35,189
Valero Energy Corp.	891	49,317

		$161,728

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - 2.4%
BP PLC	6,201	$34,843
LUKOIL PJSC, ADR	502	22,515
Royal Dutch Shell PLC, “B”	1,733	44,194

		$101,552
Food & Beverages - 3.4%
Archer Daniels Midland Co.	880	$38,509
Bakkafrost P/f	750	26,957
Coca-Cola European Partners PLC	567	21,801
Marine Harvest	1,851	28,611
Nestle S.A.	130	10,349
Tyson Foods, Inc., “A”	230	17,381

		$143,608
Food & Drug Stores - 1.0%
Wesfarmers Ltd.	1,271	$40,540

Furniture & Appliances - 0.3%
Zojirushi Corp.	700	$10,953

Gaming & Lodging - 1.6%
Carnival Corp.	867	$41,443
Paddy Power PLC	221	26,583

		$68,026
General Merchandise - 0.7%
Target Corp.	394	$27,655

Health Maintenance Organizations - 0.9%
Anthem, Inc.	319	$39,901

Insurance - 4.2%
MetLife, Inc.	1,289	$55,943
Prudential Financial, Inc.	552	43,818
Sony Financial Holdings, Inc.	2,600	35,709
Tokio Marine Holding, Inc.	1,100	43,207

		$178,677
Internet - 3.9%
Alibaba Group Holding Ltd., ADR (a)	150	$14,579
Alphabet, Inc., “A” (a)	111	87,673
Alphabet, Inc., “C” (a)	30	23,012
Facebook, Inc., “A” (a)	312	39,349

		$164,613

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 0.7%
Glory Ltd.	900	$28,836

Major Banks - 6.9%
Bank of China Ltd.	52,000	$23,394
BNP Paribas	1,093	55,601
Goldman Sachs Group, Inc.	143	24,233
JPMorgan Chase & Co.	1,177	79,448
Royal Bank of Canada	279	17,345
Sumitomo Mitsui Financial Group, Inc.	1,500	52,496
Wells Fargo & Co.	747	37,948

		$290,465
Medical & Health Technology & Services - 1.3%
HCA Holdings, Inc. (a)	719	$54,320

Medical Equipment - 0.4%
Nihon Kohden Corp.	800	$18,217

Metals & Mining - 1.2%
Rio Tinto Ltd.	1,613	$48,738

Natural Gas - Distribution - 0.6%
Engie	1,578	$25,153

Network & Telecom - 1.5%
Cisco Systems, Inc.	1,965	$61,780

Oil Services - 0.5%
Technip	357	$21,093

Other Banks & Diversified Financials - 4.5%
China Construction Bank	30,000	$22,430
DBS Group Holdings Ltd.	3,900	42,909
Discover Financial Services	779	46,740
KBC Groep N.V.	475	28,119
UBS AG	3,514	50,805

		$191,003
Pharmaceuticals - 6.4%
Bayer AG	367	$39,287
Bristol-Myers Squibb Co.	781	44,822
Eli Lilly & Co.	811	63,055
Gedeon Richter PLC	512	10,503

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Merck & Co., Inc.	1,033	$64,862
Shionogi & Co. Ltd.	700	31,250
Teva Pharmaceutical Industries Ltd., ADR	338	17,032

		$270,811
Precious Metals & Minerals - 0.7%
Anglogold Ashanti Ltd. (a)	1,691	$27,579

Printing & Publishing - 0.5%
Transcontinental, Inc., “A”	1,307	$19,136

Railroad & Shipping - 0.9%
Canadian National Railway Co.	564	$36,271

Real Estate - 2.8%
Medical Properties Trust, Inc., REIT	2,008	$30,662
Mid-America Apartment Communities, Inc., REIT	128	12,031
Store Capital Corp., REIT	1,048	31,052
Washington Prime Group, Inc., REIT	3,194	43,886

		$117,631
Restaurants - 0.5%
Greggs PLC	1,510	$20,562

Specialty Chemicals - 1.0%
Akzo Nobel N.V.	605	$40,882

Specialty Stores - 4.0%
Amazon.com, Inc. (a)	109	$83,838
AutoZone, Inc. (a)	34	25,221
Best Buy Co., Inc.	364	14,007
Gap, Inc.	1,327	33,002
Urban Outfitters, Inc. (a)	389	13,946

		$170,014
Telecommunications - Wireless - 0.7%
KDDI Corp.	1,000	$29,343

Telephone Services - 2.5%
China Unicom (Hong Kong) Ltd.	12,000	$13,597
France Telecom S.A.	2,859	43,658
Verizon Communications, Inc.	953	49,870

		$107,125

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 3.2%
Altria Group, Inc.	1,036	$68,469
Japan Tobacco, Inc.	1,100	42,612
Philip Morris International, Inc.	236	23,583

		$134,664
Utilities - Electric Power - 2.6%
Energias de Portugal S.A.	4,906	$16,445
Exelon Corp.	1,451	49,334
Korea Electric Power Corp.	801	41,666

		$107,445
Total Common Stocks (Identified Cost, $3,874,515)		$4,059,604

Preferred Stocks - 1.6%
Other Banks & Diversified Financials - 1.1%
Itau Unibanco Holding S.A.	4,300	$47,734

Telephone Services - 0.5%
Telecom Italia S.p.A.	28,189	$20,658
Total Preferred Stocks (Identified Cost, $60,388)		$68,392

Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $103,774)	103,774	$103,774
Total Investments (Identified Cost, $4,038,677)		$4,231,770

Other Assets, Less Liabilities - (0.7)%		(31,288)
Net Assets - 100.0%		$4,200,482

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,934,903)	$4,127,996
Underlying affiliated funds, at value (identified cost, $103,774)	103,774
Total investments, at value (identified cost, $4,038,677)	$4,231,770
Foreign currency, at value (identified cost, $710)	710
Receivable for interest and dividends	10,826
Receivable from investment adviser	20,187
Other assets	31
Total assets	$4,263,524
Liabilities
Payable to affiliates
Shareholder servicing costs	$131
Distribution and service fees	16
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	62,881
Total liabilities	$63,042
Net assets	$4,200,482
Net assets consist of
Paid-in capital	$4,009,284
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	193,100
Accumulated distributions in excess of net realized gain on investments and foreign currency	(60,806)
Undistributed net investment income	58,904
Net assets	$4,200,482
Shares of beneficial interest outstanding	401,130

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$168,268	16,088	$10.46
Class B	52,219	5,018	10.41
Class C	104,386	10,031	10.41
Class I	923,792	88,197	10.47
Class R1	52,217	5,018	10.41
Class R2	52,470	5,025	10.44
Class R3	52,597	5,029	10.46
Class R4	52,722	5,032	10.48
Class R6 (formerly Class R5)	2,741,811	261,692	10.48

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.10 [100 / 94.25 x $10.46]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Period ended 8/31/16 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$97,660
Dividends from underlying affiliated funds	282
Foreign taxes withheld	(5,239)
Total investment income	$92,703
Expenses
Management fee	$16,300
Distribution and service fees	2,320
Shareholder servicing costs	747
Administrative services fee	16,829
Independent Trustees’ compensation	838
Custodian fee	21,580
Shareholder communications	5,387
Audit and tax fees	39,564
Legal fees	1,441
Registration fees	78,283
Miscellaneous	15,131
Total expenses	$198,420
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(176,483)
Net expenses	$21,929
Net investment income	$70,774
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(55,274)
Foreign currency	1,721
Net realized gain (loss) on investments and foreign currency	$(53,553)
Change in unrealized appreciation (depreciation)
Investments	$193,093
Translation of assets and liabilities in foreign currencies	7
Net unrealized gain (loss) on investments and foreign currency translation	$193,100
Net realized and unrealized gain (loss) on investments and foreign currency	$139,547
Change in net assets from operations	$210,321

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 8/31/16 (c)
Change in net assets
From operations
Net investment income	$70,774
Net realized gain (loss) on investments and foreign currency	(53,553)
Net unrealized gain (loss) on investments and foreign currency translation	193,100
Change in net assets from operations	$210,321
Distributions declared to shareholders
From net investment income	$(14,006)
From net realized gain on investments	(5,601)
Total distributions declared to shareholders	$(19,607)
Change in net assets from fund share transactions	$4,009,768
Total change in net assets	$4,200,482
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $58,904)	$4,200,482

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.32
Total from investment operations	$0.52
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$10.46
Total return (%) (r)(s)(t)(x)	5.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.02	(a)
Expenses after expense reductions (f)	0.86	(a)
Net investment income	2.08	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$168

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.34
Total from investment operations	$0.45
Less distributions declared to shareholders
From net investment income	$(0.02)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.04)
Net asset value, end of period (x)	$10.41
Total return (%) (r)(s)(t)(x)	4.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.17	(a)
Expenses after expense reductions (f)	1.61	(a)
Net investment income	1.19	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$52

Class C	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.32
Total from investment operations	$0.45
Less distributions declared to shareholders
From net investment income	$(0.02)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.04)
Net asset value, end of period (x)	$10.41
Total return (%) (r)(s)(t)(x)	4.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.81	(a)
Expenses after expense reductions (f)	1.61	(a)
Net investment income	1.37	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$104

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.30
Total from investment operations	$0.54
Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.07)
Net asset value, end of period (x)	$10.47
Total return (%) (r)(s)(x)	5.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.99	(a)
Expenses after expense reductions (f)	0.61	(a)
Net investment income	2.50	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$924

Class R1	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.34
Total from investment operations	$0.45
Less distributions declared to shareholders
From net investment income	$(0.02)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.04)
Net asset value, end of period (x)	$10.41
Total return (%) (r)(s)(x)	4.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.17	(a)
Expenses after expense reductions (f)	1.61	(a)
Net investment income	1.19	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$52

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.33
Total from investment operations	$0.49
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.05)
Net asset value, end of period (x)	$10.44
Total return (%) (r)(s)(x)	4.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.67	(a)
Expenses after expense reductions (f)	1.11	(a)
Net investment income	1.69	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$52

Class R3	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.33
Total from investment operations	$0.52
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$10.46
Total return (%) (r)(s)(x)	5.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.41	(a)
Expenses after expense reductions (f)	0.86	(a)
Net investment income	1.94	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$53

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.34
Total from investment operations	$0.55
Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.07)
Net asset value, end of period (x)	$10.48
Total return (%) (r)(s)(x)	5.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.16	(a)
Expenses after expense reductions (f)	0.61	(a)
Net investment income	2.19	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$53

Class R6 (formerly Class R5)	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.34
Total from investment operations	$0.55
Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain on investments	(0.02)
Total distributions declared to shareholders	$(0.07)
Net asset value, end of period (x)	$10.48
Total return (%) (r)(s)(x)	5.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.16	(a)
Expenses after expense reductions (f)	0.60	(a)
Net investment income	2.20	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$2,742

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Global Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing

27

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

28

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,127,996	$—	$—	$4,127,996
Mutual Funds	103,774	—	—	103,774
Total Investments	$4,231,770	$—	$—	$4,231,770

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the period ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

29

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

8/31/16
Ordinary income (including any short-term capital gains)	$19,607

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$4,042,341
Gross appreciation	354,236
Gross depreciation	(164,807)
Net unrealized appreciation (depreciation)	$189,429
Undistributed ordinary income	58,904
Post-October capital loss deferral	(57,142)
Other temporary differences	7

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

30

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after service. The fund’s distributions declared to shareholders as reported in the Statement of Changes in Net Assets are presented by class as follows:

	From net investment income	From net realized gain on investments
	Period ended 8/31/16 (c)	Period ended 8/31/16 (c)
Class A	$284	$125
Class B	86	91
Class C	95	95
Class I	564	217
Class R1	86	91
Class R2	160	91
Class R3	198	91
Class R4	235	91
Class R6 (formerly Class R5)	12,298	4,709
Total	$14,006	$5,601

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.50%
Next $1.5 billion of average daily net assets	0.475%
Average daily net assets in excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended August 31, 2016, this management fee reduction amounted to $233, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended August 31, 2016, was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

31

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2017. For the period ended August 31, 2016, this reduction amounted to $176,250, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $579 for the period ended August 31, 2016, as a portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$233
Class B	0.75%	0.25%	1.00%	1.00%	479
Class C	0.75%	0.25%	1.00%	1.00%	769
Class R1	0.75%	0.25%	1.00%	1.00%	479
Class R2	0.25%	0.25%	0.50%	0.50%	240
Class R3	—	0.25%	0.25%	0.25%	120
Total Distribution and Service Fees					$2,320

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ended August 31, 2016.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are

32

Notes to Financial Statements – continued

subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the period ended August 31, 2016 were as follows:

Amount
Class A	$—
Class B	—
Class C	20

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended August 31, 2016, the fee was $352, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $395.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended August 31, 2016 was equivalent to an annual effective rate of 0.5162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the period ended August 31, 2016, the fee paid by the fund under this agreement was $7 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

33

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 5,000 shares each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, and 260,000 shares of Class R6 (formerly Class R5) for an aggregate amount of $3,000,000 as an initial investment in the fund. On March 16, 2016, MFS purchased 27,018 shares of Class I for an aggregate amount of 265,049.

At August 31, 2016, MFS held 50% of the outstanding shares of Class C and 100% of the outstanding shares of Class B, Class R1, Class R2, Class R3, Class R4, and Class R6 (formerly Class R5).

(4) Portfolio Securities

For the period ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $5,547,171 and $1,556,702, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 8/31/16 (c)
	Shares	Amount
Shares sold
Class A	16,049	$160,696
Class B	5,000	50,000
Class C	10,219	98,635
Class I	88,975	891,394
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6 (formerly Class R5)	261,692	2,617,000
	401,935	$4,017,725

Shares issued to shareholders in reinvestment of distributions
Class A	41	$409
Class B	18	177
Class C	19	190
Class I	78	781
Class R1	18	177
Class R2	25	251
Class R3	29	289
Class R4	32	326
Class R6 (formerly Class R5)	1,692	17,007
	1,952	$19,607

34

Notes to Financial Statements – continued

	Period ended 8/31/16 (c)
	Shares	Amount
Shares reacquired
Class A	(2)	$(21)
Class C	(207)	(2,023)
Class I	(856)	(8,808)
Class R6 (formerly Class R5)	(1,692)	(16,712)
	(2,757)	$(27,564)

Net change
Class A	16,088	$161,084
Class B	5,018	50,177
Class C	10,031	96,802
Class I	88,197	883,367
Class R1	5,018	50,177
Class R2	5,025	50,251
Class R3	5,029	50,289
Class R4	5,032	50,326
Class R6 (formerly Class R5)	261,692	2,617,295
	401,130	$4,009,768

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the period ended August 31, 2016, the fund’s commitment fee and interest expense were $10 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	916,608	(812,834)	103,774

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$282	$103,774

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Blended Research Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Global Equity Fund (the Fund) (one of the series constituting the MFS Series Trust IV) as of August 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the period from September 15, 2015 (commencement of operations) to August 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Global Equity Fund (one of the series constituting the MFS Series Trust IV) at August 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from September 15, 2015 (commencement of operations) to August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

41

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

42

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

43

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 45.47% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® BLENDED RESEARCH® INTERNATIONAL EQUITY FUND

BRX-ANN

MFS® BLENDED RESEARCH® INTERNATIONAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.0%
BP PLC	1.9%
Vodafone Group PLC	1.5%
BOC Hong Kong Holdings Ltd.	1.5%
Zurich Insurance Group AG	1.5%
Legrand S.A.	1.5%
Samsung Electronics Co. Ltd.	1.5%
Siemens AG	1.4%
Alibaba Group Holding Ltd., ADR	1.4%
Sumitomo Mitsui Financial Group, Inc.	1.4%

Equity sectors
Financial Services	24.3%
Technology	9.4%
Utilities & Communications	9.1%
Consumer Staples	8.7%
Health Care	8.1%
Industrial Goods & Services	7.0%
Basic Materials	6.7%
Energy	6.0%
Retailing	4.6%
Leisure	4.5%
Autos & Housing	4.4%
Transportation	2.8%
Special Products & Services	2.3%

Issuer country weightings (x)
Japan	16.8%
United Kingdom	12.2%
France	8.6%
Germany	7.2%
China	6.1%
Canada	5.8%
South Korea	5.6%
Switzerland	5.3%
Hong Kong	3.5%
Other Countries	28.9%

Currency exposure weightings (y)
Euro	22.4%
Japanese Yen	16.8%
British Pound Sterling	13.0%
Hong Kong Dollar	7.8%
South Korean Won	5.6%
Swiss Franc	5.3%
United States Dollar	5.2%
Taiwan Dollar	3.2%
Brazilian Real	3.0%
Other Currencies	17.7%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the period September 15, 2015 through August 31, 2016, Class A shares of the MFS Blended Research International Equity Fund (“fund”) provided a total return of –0.64%, at net asset value. This compares with a return of 5.58% for the fund’s benchmark, the MSCI All Country World (ex-US) Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Weak stock selection in the health care sector was a major detractor from performance relative to the MSCI All Country World (ex-US) Index, led by an overweight position in pharmaceutical company Valeant Pharmaceuticals (h) (Canada). Shares of Valeant Pharmaceuticals came under pressure during the reporting period as both accounting scandals and product demand issues continued to plague the business. Additionally, the company posted earnings per share below consensus on lower revenues and weak profit margins.

Stock selection in the autos & housing sector also held back relative performance. Within this sector, holdings of poor-performing residential property developer Bellway (b)(h) (United Kingdom) and an overweight position in motor vehicle manufacturer Kia Motors (South Korea) weakened relative returns.

4

Management Review – continued

Elsewhere, overweight positions in banking and financial services firm Intesa Sanpaolo (Italy), telecommunications networking firm Telecom Italia (Italy) and investment management and banking firm UBS (Switzerland) weighed heavily on relative results. Other stocks among the top relative detractors included an overweight position in holdings of life insurance company Dai-Ichi Mutual Life Insurance (h) (Japan), airline company Air Canada (b) (Canada) and investment holding company Li & Fung (Hong Kong). Not owning shares of strong-performing internet gaming company Tencent Holdings (China) also weakened relative performance.

Contributors to Performance

Stock selection in the industrial goods & services sector aided relative performance, led by the fund’s overweight holding of strong-performing real estate holding company Hochtief (Germany). Shares of Hochtief rose as the company announced earnings that exceeded market expectations as a result of strong order intake in America and the Asia-Pacific region, where orders more than doubled.

Favorable security selection in the technology sector also strengthened relative returns. The fund’s overweight positions in contract semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and microchip and electronics manufacturer Samsung Electronics (South Korea) boosted relative performance. Shares of Taiwan Semiconductor Manufacturing had a strong year as the company experienced robust demand from top customers.

Elsewhere, overweight positions in commercial banking firm Sberbank of Russia (Russia), electric utilities company Korea Electric Power (South Korea), tobacco company Japan Tobacco (Japan), banking and financial services provider Banco do Brasil (Brazil) and financial services provider Itau Unibanco Holding (Brazil) supported relative results. The timing of ownership in shares of strong-performing telecommunications company KDDI (h) (Japan) and holdings of salmon products company Bakkafrost P/f (b) (Denmark), also strengthened relative returns.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	9/15/15	(0.64)%
B	9/15/15	(1.27)%
C	9/15/15	(1.27)%
I	9/15/15	(0.37)%
R1	9/15/15	(1.27)%
R2	9/15/15	(0.82)%
R3	9/15/15	(0.44)%
R4	9/15/15	(0.37)%
R6 (formerly Class R5)	9/15/15	(0.36)%
Comparative benchmark
MSCI All Country World (ex-US) Index (f)		5.58%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.35)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.18)%
C With CDSC (1% for 12 months) (v)		(2.25)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	0.90%	$1,000.00	$1,110.86	$4.78
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
B	Actual	1.64%	$1,000.00	$1,107.59	$8.69
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
C	Actual	1.64%	$1,000.00	$1,107.59	$8.69
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
I	Actual	0.65%	$1,000.00	$1,113.12	$3.45
	Hypothetical (h)	0.65%	$1,000.00	$1,021.87	$3.30
R1	Actual	1.64%	$1,000.00	$1,107.59	$8.69
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
R2	Actual	1.14%	$1,000.00	$1,110.99	$6.05
	Hypothetical (h)	1.14%	$1,000.00	$1,019.41	$5.79
R3	Actual	0.87%	$1,000.00	$1,113.12	$4.62
	Hypothetical (h)	0.87%	$1,000.00	$1,020.76	$4.42
R4	Actual	0.64%	$1,000.00	$1,113.12	$3.40
	Hypothetical (h)	0.64%	$1,000.00	$1,021.92	$3.25
R6 (formerly Class R5)	Actual	0.60%	$1,000.00	$1,113.12	$3.19
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.2%
Issuer	Shares/Par	Value ($)
Aerospace - 0.7%
BAE Systems PLC	158,618	$1,121,634

Airlines - 0.9%
Aena S.A.	5,152	$728,407
Air Canada (a)	104,707	715,399

		$1,443,806
Alcoholic Beverages - 0.3%
AmBev S.A.	85,900	$510,473

Apparel Manufacturers - 2.0%
Adidas AG	11,298	$1,877,121
Li & Fung Ltd.	2,776,000	1,427,801

		$3,304,922
Automotive - 4.1%
Hyundai Motor Co. Ltd.	12,944	$1,543,993
Kia Motors Corp.	51,820	1,949,640
Magna International, Inc.	44,151	1,779,285
Nissan Motor Co. Ltd.	147,800	1,449,930

		$6,722,848
Broadcasting - 1.0%
ProSiebenSat.1 Media AG	39,361	$1,692,986

Business Services - 1.2%
Amadeus IT Holding S.A.	16,811	$772,482
Itochu Corp.	107,500	1,268,617

		$2,041,099
Chemicals - 0.9%
Mitsubishi Chemical Holdings Corp.	246,500	$1,555,262

Computer Software - 0.6%
Open Text Corp.	14,823	$931,181

Computer Software - Systems - 3.0%
Fujitsu Ltd.	179,000	$908,624
Hitachi Ltd.	314,000	1,505,282
Hon Hai Precision Industry Co. Ltd., GDR	363,332	1,980,159

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - continued
NICE Systems Ltd., ADR	7,004	$479,284

		$4,873,349
Conglomerates - 0.7%
First Pacific Co. Ltd.	1,522,000	$1,139,899

Consumer Products - 2.2%
Reckitt Benckiser Group PLC	16,133	$1,557,948
Svenska Cellulosa Aktiebolaget	68,409	2,102,458

		$3,660,406
Consumer Services - 0.4%
Kroton Educacional S.A.	144,600	$617,949

Containers - 0.4%
Smurfit Kappa Group PLC	24,312	$599,326

Electrical Equipment - 3.6%
Legrand S.A.	40,265	$2,412,310
Schneider Electric S.A.	17,082	1,164,016
Siemens AG	19,839	2,368,954

		$5,945,280
Electronics - 3.5%
Samsung Electronics Co. Ltd.	1,657	$2,407,480
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	114,874	3,301,479

		$5,708,959
Energy - Independent - 0.2%
INPEX Corp.	44,800	$389,004

Energy - Integrated - 5.8%
BP PLC	543,416	$3,053,436
China Petroleum & Chemical Corp.	1,882,000	1,365,851
Eni S.p.A.	110,129	1,663,300
LUKOIL PJSC, ADR	17,534	784,471
Royal Dutch Shell PLC, “B”	76,947	1,962,253
Suncor Energy, Inc.	25,849	700,766

		$9,530,077
Engineering - Construction - 2.7%
Bouygues S.A.	18,528	$587,565
Hochtief AG	10,800	1,452,249
Promotora y Operadora de Infraestructura S.A.B. de C.V.	64,893	779,407

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - continued
VINCI S.A.	20,969	$1,590,278

		$4,409,499
Food & Beverages - 4.5%
AVI Ltd.	165,894	$1,004,256
Bakkafrost P/f	62,498	2,246,335
BRF S.A.	36,100	602,002
Danone S.A.	7,050	535,612
Marine Harvest	44,377	685,939
Nestle S.A.	7,818	622,388
Nippon Suisan Kaisha Ltd.	138,800	582,218
S Foods, Inc.	49,000	1,193,447

		$7,472,197
Food & Drug Stores - 2.2%
Alimentation Couche-Tard, Inc., “B”	33,351	$1,719,939
Wesfarmers Ltd.	60,196	1,919,999

		$3,639,938
Forest & Paper Products - 0.5%
Fibria Celulose S.A.	113,000	$770,200

Furniture & Appliances - 0.3%
Zojirushi Corp.	35,800	$560,191

Gaming & Lodging - 0.8%
Paddy Power PLC	10,982	$1,320,964

Insurance - 5.5%
AMP Ltd.	109,642	$433,432
AXA	31,181	654,576
Beazley PLC	181,485	928,483
QBE Insurance Group Ltd.	146,458	1,091,900
Samsung Fire & Marine Insurance Co. Ltd.	3,673	889,426
Sony Financial Holdings, Inc.	31,400	431,251
Swiss Re Ltd.	10,800	911,392
Tokio Marine Holding, Inc.	31,400	1,233,360
Zurich Insurance Group AG	9,445	2,414,186

		$8,988,006
Internet - 2.4%
Alibaba Group Holding Ltd., ADR (a)	24,358	$2,367,354
Mixi, Inc.	26,900	955,468
NetEase.com, Inc., ADR	2,667	565,324

		$3,888,146

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 8.9%
Banco do Brasil S.A.	144,600	$1,039,318
Bank of China Ltd.	2,284,000	1,027,536
Barclays PLC	394,558	892,451
BNP Paribas	43,790	2,227,602
BOC Hong Kong Holdings Ltd.	694,000	2,428,873
Industrial & Commercial Bank of China, “H”	3,359,000	2,134,678
Mitsubishi UFJ Financial Group, Inc.	268,700	1,464,975
Sumitomo Mitsui Financial Group, Inc.	67,200	2,351,821
Westpac Banking Corp.	48,237	1,068,000

		$14,635,254
Medical & Health Technology & Services - 0.2%
Toho Holdings Co. Ltd.	17,900	$347,914

Medical Equipment - 0.8%
Nihon Kohden Corp.	40,300	$917,671
Nipro Corp.	31,400	390,888

		$1,308,559
Metals & Mining - 1.7%
Rio Tinto Ltd.	64,532	$1,949,871
Ternium S.A., ADR	44,829	896,580

		$2,846,451
Natural Gas - Distribution - 0.9%
Engie	97,702	$1,557,349

Other Banks & Diversified Financials - 6.2%
Agricultural Bank of China Ltd., “H”	941,000	$386,951
China Construction Bank	2,239,000	1,674,008
DBS Group Holdings Ltd.	179,200	1,971,601
Intesa Sanpaolo S.p.A.	734,165	1,744,309
Sberbank of Russia, ADR	150,981	1,384,496
Turkiye Garanti Bankasi A.S.	268,025	691,484
UBS AG	160,020	2,313,542

		$10,166,391
Pharmaceuticals - 7.1%
Bayer AG	18,438	$1,973,783
Gedeon Richter PLC	27,566	565,491
KYORIN Holdings, Inc.	31,400	629,123
Merck KGaA	16,585	1,745,266
Novartis AG	4,022	316,509
Roche Holding AG	8,902	2,170,403
Sanofi	21,691	1,671,165

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Shionogi & Co. Ltd.	26,900	$1,200,900
Teva Pharmaceutical Industries Ltd., ADR	26,798	1,350,351

		$11,622,991
Printing & Publishing - 2.4%
Informa PLC	220,304	$2,049,634
Transcontinental, Inc., “A”	131,283	1,922,094

		$3,971,728
Railroad & Shipping - 1.0%
Canadian National Railway Co.	26,708	$1,717,591

Real Estate - 3.0%
China Evergrande Group	672,000	$464,312
Link REIT	112,000	814,278
Nomura Real Estate Holdings	62,700	1,021,719
TAG Immobilien AG	49,709	715,001
Unibail-Rodamco, REIT	6,689	1,835,467

		$4,850,777
Restaurants - 0.3%
Greggs PLC	34,119	$464,611

Specialty Chemicals - 3.2%
Akzo Nobel N.V.	23,002	$1,554,337
JSR Corp.	58,200	851,076
LG Chem Ltd.	3,135	760,554
PTT Global Chemical PLC	488,200	860,314
Sumitomo Chemical Co. Ltd.	269,000	1,232,359

		$5,258,640
Specialty Stores - 0.4%
NEXT PLC	8,858	$642,661

Telecommunications - Wireless - 1.9%
SoftBank Corp.	9,000	$587,677
Vodafone Group PLC	836,883	2,525,942

		$3,113,619
Telephone Services - 2.6%
BT Group PLC	273,583	$1,387,983
Nippon Television Holdings, Inc.	44,800	1,968,403
PT XL Axiata Tbk (a)	4,456,500	954,124

		$4,310,510

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.6%
Japan Tobacco, Inc.	44,800	$1,735,451
PT Gudang Garam Tbk	179,000	869,024

		$2,604,475
Trucking - 0.8%
Emergent Capital, Inc.	50,161	$538,117
Yamato Holdings Co. Ltd.	35,800	844,785

		$1,382,902
Utilities - Electric Power - 2.8%
Energias de Portugal S.A.	396,321	$1,328,439
Korea Electric Power Corp.	32,516	1,691,415
SSE PLC	78,044	1,541,351

		$4,561,205
Total Common Stocks (Identified Cost, $160,027,265)		$158,201,229

Preferred Stocks - 1.7%
Other Banks & Diversified Financials - 0.8%
Itau Unibanco Holding S.A.	117,400	$1,303,354

Telephone Services - 0.9%
Telecom Italia S.p.A.	2,000,674	$1,466,196
Total Preferred Stocks (Identified Cost, $2,777,189)		$2,769,550

Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $4,620,081)	4,620,081	$4,620,081
Total Investments (Identified Cost, $167,424,535)		$165,590,860

Other Assets, Less Liabilities - (0.7)%		(1,145,465)
Net Assets - 100.0%		$164,445,395

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $162,804,454)	$160,970,779
Underlying affiliated funds, at value (identified cost, $4,620,081)	4,620,081
Total investments, at value (identified cost, $167,424,535)	$165,590,860
Foreign currency, at value (identified cost, $16,980)	17,008
Receivables for
Investments sold	184,936
Fund shares sold	669,096
Dividends	106,137
Receivable from investment adviser	20,403
Other assets	31
Total assets	$166,588,471
Liabilities
Payable for investments purchased	$2,069,512
Payable to affiliates
Shareholder servicing costs	223
Distribution and service fees	14
Payable for independent Trustees’ compensation	14
Deferred country tax expense payable	180
Accrued expenses and other liabilities	73,133
Total liabilities	$2,143,076
Net assets	$164,445,395
Net assets consist of
Paid-in capital	$166,363,189
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $180 deferred country tax)	(1,834,702)
Accumulated net realized gain (loss) on investments and foreign currency	(138,705)
Undistributed net investment income	55,613
Net assets	$164,445,395
Shares of beneficial interest outstanding	16,709,409

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$138,804	14,132	$9.82
Class B	53,528	5,475	9.78
Class C	59,464	6,083	9.78
Class I	639,706	65,023	9.84
Class R1	49,344	5,047	9.78
Class R2	49,581	5,055	9.81
Class R3	49,759	5,059	9.84
Class R4	49,820	5,063	9.84
Class R6 (formerly Class R5)	163,355,389	16,598,472	9.84

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.42 [100 / 94.25 x $9.82]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Period ended 8/31/16 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$233,359
Dividends from underlying affiliated funds	463
Foreign taxes withheld	(13,281)
Total investment income	$220,541
Expenses
Management fee	$33,568
Distribution and service fees	2,219
Shareholder servicing costs	994
Administrative services fee	16,876
Independent Trustees’ compensation	838
Custodian fee	31,750
Shareholder communications	5,178
Audit and tax fees	40,565
Legal fees	1,581
Registration fees	78,279
Miscellaneous	15,141
Total expenses	$226,989
Fees paid indirectly	(11)
Reduction of expenses by investment adviser	(184,209)
Net expenses	$42,769
Net investment income	$177,772
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $9 country tax)	$(120,061)
Foreign currency	(105,224)
Net realized gain (loss) on investments and foreign currency	$(225,285)
Change in unrealized appreciation (depreciation)
Investments (net of $180 increase in deferred country tax)	$(1,833,855)
Translation of assets and liabilities in foreign currencies	(847)
Net unrealized gain (loss) on investments and foreign currency translation	$(1,834,702)
Net realized and unrealized gain (loss) on investments and foreign currency	$(2,059,987)
Change in net assets from operations	$(1,882,215)

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 8/31/16 (c)
Change in net assets
From operations
Net investment income	$177,772
Net realized gain (loss) on investments and foreign currency	(225,285)
Net unrealized gain (loss) on investments and foreign currency translation	(1,834,702)
Change in net assets from operations	$(1,882,215)
Distributions declared to shareholders
From net investment income	$(20,051)
From net realized gain on investments	(16,010)
Total distributions declared to shareholders	$(36,061)
Change in net assets from fund share transactions	$166,363,671
Total change in net assets	$164,445,395
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $55,613)	$164,445,395

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.32)
Total from investment operations	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.11)
Net asset value, end of period (x)	$9.82
Total return (%) (r)(s)(t)(x)	(0.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.84	(a)
Expenses after expense reductions (f)	0.89	(a)
Net investment income	2.70	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$139

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)
Total from investment operations	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.09)
Net asset value, end of period (x)	$9.78
Total return (%) (r)(s)(t)(x)	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.12	(a)
Expenses after expense reductions (f)	1.63	(a)
Net investment income	1.64	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$54

Class C	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)
Total from investment operations	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.09)
Net asset value, end of period (x)	$9.78
Total return (%) (r)(s)(t)(x)	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.03	(a)
Expenses after expense reductions (f)	1.63	(a)
Net investment income	1.70	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$59

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)
Total from investment operations	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.07)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.12)
Net asset value, end of period (x)	$9.84
Total return (%) (r)(s)(x)	(0.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.94	(a)
Expenses after expense reductions (f)	0.64	(a)
Net investment income	3.65	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$640

Class R1	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)
Total from investment operations	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.09)
Net asset value, end of period (x)	$9.78
Total return (%) (r)(s)(x)	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.19	(a)
Expenses after expense reductions (f)	1.63	(a)
Net investment income	1.60	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$49

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)
Total from investment operations	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.10)
Net asset value, end of period (x)	$9.81
Total return (%) (r)(s)(x)	(0.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.68	(a)
Expenses after expense reductions (f)	1.13	(a)
Net investment income	2.11	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$50

Class R3	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)
Total from investment operations	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.11)
Net asset value, end of period (x)	$9.84
Total return (%) (r)(s)(x)	(0.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.94	(a)
Expenses after expense reductions (f)	0.87	(a)
Net investment income	3.16	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$50

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)
Total from investment operations	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.07)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.12)
Net asset value, end of period (x)	$9.84
Total return (%) (r)(s)(x)	(0.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.18	(a)
Expenses after expense reductions (f)	0.63	(a)
Net investment income	2.60	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$50

Class R6 (formerly Class R5)	Period ended 8/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)
Total from investment operations	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.07)
From net realized gain on investments	(0.05)
Total distributions declared to shareholders	$(0.12)
Net asset value, end of period (x)	$9.84
Total return (%) (r)(s)(x)	(0.36	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.06	(a)
Expenses after expense reductions (f)	0.60	(a)
Net investment income	2.61	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$163,355

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research International Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

27

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

28

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$27,577,417	$—	$—	$27,577,417
United Kingdom	20,078,260	—	—	20,078,260
France	14,235,937	—	—	14,235,937
Germany	11,825,360	—	—	11,825,360
China	9,986,013	—	—	9,986,013
Canada	9,486,256	—	—	9,486,256
South Korea	9,242,508	—	—	9,242,508
Switzerland	8,748,421	—	—	8,748,421
Hong Kong	5,810,850	—	—	5,810,850
Other Countries	43,119,443	860,314	—	43,979,757
Mutual Funds	4,620,081	—	—	4,620,081
Total Investments	$164,730,546	$860,314	$—	$165,590,860

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

29

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the period ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

30

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended August 31, 2016, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

8/31/16
Ordinary income (including any short-term capital gains)	$36,061

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$167,449,495
Gross appreciation	1,149,804
Gross depreciation	(3,008,439)
Net unrealized appreciation (depreciation)	$(1,858,635)
Undistributed ordinary income	50,846
Post-October capital loss deferral	(113,745)
Other temporary differences	3,740

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to

31

Notes to Financial Statements – continued

shareholders as reported in the Statement of Changes in Net Assets are presented by class as follows:

	From net investment income	From net realized gain on investments
	Period ended 8/31/16 (c)	Period ended 8/31/16 (c)
Class A	$353	$305
Class B	194	266
Class C	194	266
Class I	342	266
Class R1	194	266
Class R2	268	266
Class R3	305	266
Class R4	342	266
Class R6 (formerly Class R5)	17,859	13,843
Total	$20,051	$16,010

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.50%
Next $1.5 billion of average daily net assets	0.475%
Average daily net assets in excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended August 31, 2016, this management fee reduction amounted to $464, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended August 31, 2016 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

32

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2017. For the period ended August 31, 2016, this reduction amounted to $183,745, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $159 for the period ended August 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$189
Class B	0.75%	0.25%	1.00%	1.00%	479
Class C	0.75%	0.25%	1.00%	1.00%	496
Class R1	0.75%	0.25%	1.00%	1.00%	464
Class R2	0.25%	0.25%	0.50%	0.50%	232
Class R3	—	0.25%	0.25%	0.25%	359
Total Distribution and Service Fees					$2,219

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ended August 31, 2016.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. There were no contingent deferred sales charges imposed during the period ended August 31, 2016.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended August 31, 2016, the fee was $404, which equated to 0.0060%

33

Notes to Financial Statements – continued

annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $590.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended August 31, 2016 was equivalent to an annual effective rate of 0.2514% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the period ended August 31, 2016, the fee paid by the fund under this agreement was $7 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 260,000 shares of Class R6 (formerly Class R5) and 5,000 shares each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $3,000,000 as an initial investment in the fund. On March 16, 2016, MFS purchased 34,440 shares of Class I for an aggregate amount of $325,806.

At August 31, 2016, MFS held approximately 92%, 83%, 61%, 100%, 100%, 100%, and 100% of the outstanding shares of Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant

34

Notes to Financial Statements – continued

to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the period ended August 31, 2016, the fund engaged in purchase transactions pursuant to this policy, which amounted to $31,669,380.

(4) Portfolio Securities

For the period ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $173,386,153 and $10,462,220, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 8/31/16 (c)
	Shares	Amount
Shares sold
Class A	14,637	$139,553
Class B	5,434	54,220
Class C	6,036	59,994
Class I	68,916	639,937
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	25,912	238,907
Class R4	5,000	50,000
Class R6 (formerly Class R5)	16,629,085	165,626,422
	16,765,020	$166,909,033

Shares issued to shareholders in reinvestment of distributions
Class A	68	$658
Class B	47	460
Class C	47	460
Class I	63	608
Class R1	47	460
Class R2	55	534
Class R3	59	571
Class R4	63	608
Class R6 (formerly Class R5)	3,268	31,702
	3,717	$36,061

Shares reacquired
Class A	(573)	$(5,483)
Class B	(6)	(57)
Class I	(3,956)	(38,165)
Class R3	(20,912)	(201,008)
Class R6 (formerly Class R5)	(33,881)	(336,710)
	(59,328)	$(581,423)

35

Notes to Financial Statements – continued

	Period ended 8/31/16 (c)
	Shares	Amount
Net change
Class A	14,132	$134,728
Class B	5,475	54,623
Class C	6,083	60,454
Class I	65,023	602,380
Class R1	5,047	50,460
Class R2	5,055	50,534
Class R3	5,059	38,470
Class R4	5,063	50,608
Class R6 (formerly Class R5)	16,598,472	165,321,414
	16,709,409	$166,363,671

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 24%, 23%, 10%, 9%, 9%, 8%, 7%, 6%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the period ended August 31, 2016, the fund’s commitment fee and interest expense were $11 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	5,816,716	(1,196,635)	4,620,081

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$463	$4,620,081

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Blended Research International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research International Equity Fund (the Fund) (one of the series constituting the MFS Series Trust IV) as of August 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the period from September 15, 2015 (commencement of operations) to August 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research International Equity Fund (one of the series constituting the MFS Series Trust IV) at August 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from September 15, 2015 (commencement of operations) to August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

42

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® GLOBAL NEW DISCOVERY FUND

GND-ANN

MFS® GLOBAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Fuji Seal International, Inc.	1.5%
Bakkafrost P/f	1.5%
Bunzl PLC	1.5%
Koito Manufacturing Co. Ltd.	1.4%
Bright Horizons Family Solutions, Inc.	1.3%
Steris PLC	1.1%
Berry Plastics Group, Inc.	1.1%
Fukuda Denshi Co. Ltd.	1.1%
Axalta Coating Systems Ltd.	1.1%
LKQ Corp.	1.1%

Equity sectors
Special Products & Services	17.5%
Health Care	13.1%
Technology	9.2%
Consumer Staples	8.7%
Basic Materials	8.6%
Leisure	7.7%
Financial Services	7.7%
Industrial Goods & Services	7.4%
Retailing	7.2%
Autos & Housing	6.3%
Utilities & Communications	2.0%
Transportation	1.1%
Energy	0.8%

Issuer country weightings (x)
United States	43.3%
United Kingdom	14.3%
Japan	14.0%
Norway	3.7%
Germany	3.2%
Canada	2.1%
France	2.1%
Ireland	1.9%
Sweden	1.7%
Other Countries	13.7%

Currency exposure weightings (y)
United States Dollar	45.1%
British Pound Sterling	14.9%
Japanese Yen	14.0%
Euro	10.3%
Norwegian Krone	3.7%
Swedish Krona	1.7%
Israeli Shekel	1.6%
Canadian Dollar	1.5%
Turkish Lira	1.0%
Other Currencies	6.2%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2016, Class A shares of the MFS Global New Discovery Fund (“fund”) provided a total return of 5.75%, at net asset value. This compares with a return of 7.95% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Stock selection in the transportation sector detracted from performance relative to the MSCI All Country World Small Mid Cap Index, led by holdings of shipping company Diana Shipping (b)(h) (Greece) and an overweight position in public transportation company Stagecoach Group (United Kingdom). Shares of both Diana Shipping and Stagecoach Group underperformed during the reporting period on the back of a weak demand environment.

A combination of weak stock selection and an overweight position in the health care sector also hampered relative returns. Here, overweight positions in emergency rooms operator Adeptus Health, owner and operator of senior living communities Brookdale Senior Living, biopharmaceutical company Amag Pharmaceuticals (h), cardiovascular medical device maker Cardiovascular Systems (h), and holdings of medical equipment manufacturer Techno Medica (b) (Japan), weighed heavily on relative results.

4

Management Review – continued

Elsewhere, overweight positions in retail store operator NEXT (United Kingdom), select-service hotel operator La Quinta (h) and module carpet manufacturer Interface (h) all held back relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual security and as such, the fund may have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the special products & services sector contributed to relative performance. Within this sector, an overweight position in electronic payment services company Global Payments aided relative returns, as shares of the company outperformed the benchmark during the period. Positive security selection within the consumer staples sector, led by an overweight position in food producer M. Dias Branco S.A. Industria e Comercio de Alimentos (Brazil), also boosted relative performance.

Favorable security selection in both the autos & housing and financial services sectors supported relative returns. Within the autos & housing sector, overweight positions in automotive lighting systems manufacturer Koito Manufacturing (Japan) and cookware manufacturer SEB (France), and holdings of commercial and residential landscape supplies distributor Siteone Landscape Supply (b), contributed to relative results. Holding an overweight position in shares of securities exchange services provider NASDAQ also aided relative performance as the company outpaced the market on strong results.

Elsewhere, overweight positions in specialty chemical company Albemarle (h), software solutions provider FleetMatics Group (h) and global medical technology company Masimo strengthened relative results.

The fund’s cash and/or cash equivalents position during the period was another contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

Respectfully,

Peter Fruzzetti	Paul Gordon	Michael Grossman
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/16/11	5.75%	12.21%
B	12/16/11	4.92%	11.37%
C	12/16/11	4.92%	11.37%
I	12/16/11	5.98%	12.49%
R1	12/16/11	4.92%	11.37%
R2	12/16/11	5.37%	11.92%
R3	12/16/11	5.72%	12.21%
R4	12/16/11	5.91%	12.48%
R6 (formerly Class R5)	1/02/13	6.06%	8.67%
Comparative benchmark
MSCI All Country World Small Mid Cap Index (f)		7.95%	12.12%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(0.33)%	10.81%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.92%	11.08%
C With CDSC (1% for 12 months) (v)		3.92%	11.37%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.50%	$1,000.00	$1,143.59	$8.08
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
B	Actual	2.25%	$1,000.00	$1,138.45	$12.09
	Hypothetical (h)	2.25%	$1,000.00	$1,013.83	$11.39
C	Actual	2.24%	$1,000.00	$1,139.31	$12.05
	Hypothetical (h)	2.24%	$1,000.00	$1,013.88	$11.34
I	Actual	1.25%	$1,000.00	$1,145.13	$6.74
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
R1	Actual	2.25%	$1,000.00	$1,139.31	$12.10
	Hypothetical (h)	2.25%	$1,000.00	$1,013.83	$11.39
R2	Actual	1.75%	$1,000.00	$1,141.38	$9.42
	Hypothetical (h)	1.75%	$1,000.00	$1,016.34	$8.87
R3	Actual	1.50%	$1,000.00	$1,143.48	$8.08
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
R4	Actual	1.25%	$1,000.00	$1,145.02	$6.74
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
R6 (formerly Class R5)	Actual	1.13%	$1,000.00	$1,145.02	$6.09
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class C shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.7%
Issuer	Shares/Par	Value ($)
Aerospace - 1.4%
Leidos Holdings, Inc.	2,617	$106,016
MTU Aero Engines Holding AG	1,248	126,902
Saab AB	3,786	128,962

		$361,880
Airlines - 0.2%
Stagecoach Group PLC	19,245	$57,518

Alcoholic Beverages - 0.6%
Thai Beverage PLC	228,500	$166,874

Apparel Manufacturers - 0.3%
Burberry Group PLC	4,274	$73,186

Automotive - 3.9%
Koito Manufacturing Co. Ltd.	7,500	$357,005
LKQ Corp. (a)	7,503	270,783
Stanley Electric Co. Ltd.	9,800	250,340
Thai Stanley Electric PLC	10,400	52,277
USS Co. Ltd.	4,800	76,733

		$1,007,138
Biotechnology - 0.2%
Bavarian Nordic A/S (a)	1,435	$52,157

Broadcasting - 2.4%
Live Nation, Inc. (a)	9,223	$246,439
Nielsen Holdings PLC	3,124	166,447
Nippon BS Broadcasting Corp.	14,900	139,834
Proto Corp.	6,400	72,805

		$625,525
Brokerage & Asset Managers - 1.9%
NASDAQ, Inc.	3,702	$263,619
Rathbone Brothers PLC	4,189	101,269
Raymond James Financial, Inc.	1,949	113,373

		$478,261
Business Services - 13.2%
Amadeus IT Holding S.A.	4,589	$210,869
Amsterdam Commodities N.V.	3,181	82,852

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Asiakastieto Group Oyj	7,555	$153,881
Babcock International Group PLC	7,117	97,756
Brenntag AG	928	50,504
Bright Horizons Family Solutions, Inc. (a)	4,817	328,327
Bunzl PLC	12,002	371,631
Cerved Information Solutions S.p.A.	18,880	151,630
Cielo S.A.	8,000	83,216
CoStar Group, Inc. (a)	614	127,252
Diploma PLC	5,980	65,255
Elior Participations SCA	8,408	192,826
Fiserv, Inc. (a)	1,279	131,801
FleetCor Technologies, Inc. (a)	1,471	241,538
Gartner, Inc. (a)	2,130	193,830
Global Payments, Inc.	2,525	191,774
MITIE Group PLC	3,750	13,315
Sodexo	561	64,986
Travelport Worldwide Ltd.	12,993	178,394
Univar, Inc. (a)	6,426	132,954
WNS (Holdings) Ltd., ADR (a)	4,214	123,597
Zoopla Property Group PLC	44,662	175,064

		$3,363,252
Computer Software - 3.8%
Cadence Design Systems, Inc. (a)	6,600	$167,904
Linedata Services	1,941	84,049
OBIC Business Consultants Co. Ltd.	5,600	255,468
OBIC Co. Ltd.	4,600	235,635
Sabre Corp.	8,285	233,223

		$976,279
Computer Software - Systems - 2.8%
EMIS Group PLC	9,855	$131,093
Linx S.A.	10,700	57,324
NICE Systems Ltd., ADR	3,845	263,113
Servelec Group PLC	1,019	3,757
SS&C Technologies Holdings, Inc.	8,157	268,773

		$724,060
Conglomerates - 0.8%
DCC PLC	2,195	$199,748

Construction - 1.7%
Bovis Homes Group PLC	11,374	$133,824
Siteone Landscape Supply, Inc. (a)	4,810	183,934

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - continued
Volution Group PLC	47,845	$106,807

		$424,565
Consumer Products - 1.3%
Hengan International Group Co. Ltd.	15,000	$126,941
Kobayashi Pharmaceutical Co. Ltd.	1,800	83,593
Mitsubishi Pencil Co. Ltd.	2,400	117,141

		$327,675
Consumer Services - 3.3%
51job, Inc., ADR (a)	1,815	$60,494
Asante, Inc.	13,000	192,239
Dignity PLC	7,120	251,411
Nord Anglia Education, Inc. (a)	8,956	189,688
ServiceMaster Global Holdings, Inc. (a)	3,715	138,607

		$832,439
Containers - 3.6%
Berry Plastics Group, Inc. (a)	6,106	$277,151
Fuji Seal International, Inc.	10,300	391,234
Mayr-Melnhof Karton AG	1,187	133,662
RPC Group PLC	9,596	109,503

		$911,550
Electrical Equipment - 1.3%
AMETEK, Inc.	4,192	$204,360
IMI PLC	4,901	68,026
Spectris PLC	2,513	63,887

		$336,273
Electronics - 1.1%
Analog Devices, Inc.	2,061	$128,936
Iriso Electronics Co. Ltd.	2,550	150,587

		$279,523
Engineering - Construction - 1.2%
Promotora y Operadora de Infraestructura S.A.B. de C.V.	5,078	$60,990
Stantec, Inc.	4,214	100,482
Team, Inc. (a)	4,850	154,085

		$315,557
Food & Beverages - 6.4%
Bakkafrost P/f	10,378	$373,011
Cranswick PLC	5,087	159,652
Fyffes PLC	86,790	150,055

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Greencore Group PLC	14,633	$67,446
Grupo Lala S.A.B. de C.V.	48,110	100,765
Leroy Seafood Group A.S.A.	3,428	153,859
M. Dias Branco S.A. Industria e Comercio de Alimentos	2,900	108,665
Qinqin Foodstuffs Group (Cayman) Co. Ltd. (a)	3,000	1,079
S Foods, Inc.	5,800	141,265
Scandi Standard AB	28,262	214,590
Total Produce PLC	100,940	179,587

		$1,649,974
Food & Drug Stores - 0.7%
Booker Group PLC	46,317	$107,106
Clicks Group Ltd.	9,019	74,289

		$181,395
Furniture & Appliances - 0.7%
SEB S.A.	1,353	$180,048

Gaming & Lodging - 0.6%
Paddy Power PLC	1,320	$158,776

General Merchandise - 3.0%
B&M European Value Retail S.A.	25,840	$93,448
Dollar Tree, Inc. (a)	1,580	130,666
Dollarama, Inc.	2,772	204,824
Five Below, Inc. (a)	2,961	131,942
Mr Price Group Ltd.	4,866	61,055
Seria Co. Ltd.	2,100	138,830

		$760,765
Insurance - 0.9%
Jardine Lloyd Thompson Group PLC	8,377	$108,077
Sony Financial Holdings, Inc.	9,300	127,727

		$235,804
Internet - 1.5%
LogMeIn, Inc.	1,812	$151,302
Rightmove PLC	4,152	223,486

		$374,788
Leisure & Toys - 0.4%
Thule Group AB	5,663	$91,454

Machinery & Tools - 2.8%
Allison Transmission Holdings, Inc.	6,777	$187,994
Daikin Industries Ltd.	1,700	157,554

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Ritchie Bros. Auctioneers, Inc.	4,450	$154,994
Spirax Sarco Engineering PLC	2,062	117,352
WABCO Holdings, Inc. (a)	1,021	109,002

		$726,896
Medical & Health Technology & Services - 5.5%
Adeptus Health, Inc., “A” (a)	2,090	$88,950
Brookdale Senior Living, Inc. (a)	7,104	122,260
Capital Senior Living Corp. (a)	9,886	169,940
Healthcare Services Group, Inc.	5,486	221,470
INC Research Holdings, Inc., “A” (a)	1,893	82,592
MEDNAX, Inc. (a)	2,529	166,332
Miraca Holdings, Inc.	2,700	128,000
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	290,077	261,883
VCA, Inc. (a)	2,212	156,632

		$1,398,059
Medical Equipment - 7.1%
Fukuda Denshi Co. Ltd.	4,700	$277,099
Gerresheimer AG	2,190	181,869
Masimo Corp. (a)	3,808	225,205
Nakanishi, Inc.	2,200	79,524
NxStage Medical, Inc. (a)	7,253	165,804
PerkinElmer, Inc.	4,984	265,398
Sonova Holding AG	442	61,162
Steris PLC	3,931	277,843
Techno Medica Co. Ltd.	7,900	118,578
VWR Corp. (a)	6,298	175,777

		$1,828,259
Natural Gas - Pipeline - 0.5%
EQT Midstream Partners LP	1,661	$130,571

Oil Services - 0.8%
Aker Solutions ASA (a)	25,530	$112,871
Forum Energy Technologies, Inc. (a)	5,663	99,499

		$212,370
Other Banks & Diversified Financials - 1.3%
First Republic Bank	2,500	$192,400
Texas Capital Bancshares, Inc. (a)	2,756	144,745

		$337,145
Pharmaceuticals - 0.3%
Genomma Lab Internacional S.A., “B” (a)	66,175	$74,245

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pollution Control - 0.6%
Clean Harbors, Inc. (a)	3,115	$148,897

Railroad & Shipping - 0.1%
StealthGas, Inc. (a)	9,676	$34,253

Real Estate - 3.6%
Big Yellow Group PLC, REIT	9,963	$98,972
LEG Immobilien AG	1,523	148,665
Medical Properties Trust, Inc., REIT	8,249	125,962
OUTFRONT Media, Inc., REIT	5,416	120,885
STAG Industrial, Inc., REIT	3,483	86,483
Store Capital Corp., REIT	5,673	168,091
Tanger Factory Outlet Centers, Inc., REIT	3,953	160,650

		$909,708
Restaurants - 4.3%
Aramark	5,496	$208,463
Arcos Dorados Holdings, Inc. (a)	18,248	87,955
Domino’s Pizza Group PLC	25,214	118,798
Dunkin Brands Group, Inc.	4,595	224,925
Heian Ceremony Service Co.	11,533	75,464
Performance Food Group Co. (a)	4,954	127,318
U.S. Foods Holding Corp. (a)	6,803	164,973
Whitbread PLC	1,515	82,999

		$1,090,895
Special Products & Services - 0.3%
Boyd Group Income Fund, IEU	1,288	$84,701

Specialty Chemicals - 4.7%
Axalta Coating Systems Ltd. (a)	9,609	$275,010
Borregaard ASA	25,066	203,801
Croda International PLC	5,282	229,583
Ferroglobe PLC	9,037	74,555
IMCD Group NV	1,893	78,106
RPM International, Inc.	1,887	102,898
Symrise AG	3,359	247,326

		$1,211,279
Specialty Stores - 3.3%
Citi Trends, Inc.	7,529	$147,192
Dufry AG (a)	1,326	155,040
Howden Joinery Group PLC	11,606	69,557
Just Eat PLC (a)	13,699	97,320
NEXT PLC	916	66,457

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Urban Outfitters, Inc. (a)	5,559	$199,290
XXL ASA	8,190	98,778

		$833,634
Telecommunications - Wireless - 0.6%
Cellnex Telecom S.A.U.	8,267	$144,315

Telephone Services - 0.9%
Bezeq - The Israel Telecommunication Corp. Ltd.	66,669	$133,815
TDC A.S. (a)	16,813	92,937

		$226,752
Trucking - 0.8%
Swift Transportation Co. (a)	10,440	$194,288
Total Common Stocks (Identified Cost, $20,414,959)		$24,732,731

Preferred Stocks - 0.3%
Specialty Chemicals - 0.3%
Fuchs Petrolub SE (Identified Cost, $38,915)	1,529	$69,551

	First Exercise
Warrants - 0.3%
Consumer Products - 0.3%
Merrill Lynch International & Co. (Dabur India Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n) (Identified Cost, $63,859)	5/27/11	14,826	$64,493

Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $656,191)		656,191	$656,191
Total Investments (Identified Cost, $21,173,924)			$25,522,966

Other Assets, Less Liabilities - 0.1%			37,836
Net Assets - 100.0%			$25,560,802

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $64,493, representing 0.3% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

17

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $20,517,733)	$24,866,775
Underlying affiliated funds, at value (identified cost, $656,191)	656,191
Total investments, at value (identified cost, $21,173,924)	$25,522,966
Cash	727
Receivables for
Investments sold	349,010
Fund shares sold	142,616
Dividends	31,689
Receivable from investment adviser	12,992
Other assets	69
Total assets	$26,060,069
Liabilities
Payables for
Investments purchased	$364,969
Fund shares reacquired	44,323
Payable to affiliates
Shareholder servicing costs	7,313
Distribution and service fees	465
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	82,195
Total liabilities	$499,267
Net assets	$25,560,802
Net assets consist of
Paid-in capital	$21,507,688
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	4,348,336
Accumulated net realized gain (loss) on investments and foreign currency	(354,050)
Undistributed net investment income	58,828
Net assets	$25,560,802
Shares of beneficial interest outstanding	1,638,840

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$11,698,521	745,776	$15.69
Class B	1,188,139	78,511	15.13
Class C	5,017,285	331,554	15.13
Class I	5,051,668	318,480	15.86
Class R1	66,394	4,389	15.13
Class R2	88,520	5,710	15.50
Class R3	80,112	5,102	15.70
Class R4	52,958	3,337	15.87
Class R6 (formerly Class R5)	2,317,205	145,981	15.87

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.65 [100 / 94.25 x $15.69]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$411,867
Dividends from underlying affiliated funds	1,656
Foreign taxes withheld	(25,986)
Total investment income	$387,537
Expenses
Management fee	$237,633
Distribution and service fees	92,807
Shareholder servicing costs	35,797
Administrative services fee	17,500
Independent Trustees’ compensation	1,315
Custodian fee	20,644
Shareholder communications	14,894
Audit and tax fees	54,342
Legal fees	371
Registration fees	108,391
Miscellaneous	17,054
Total expenses	$600,748
Reduction of expenses by investment adviser and distributor	(206,336)
Net expenses	$394,412
Net investment loss	$(6,875)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$430,735
Foreign currency	13,181
Net realized gain (loss) on investments and foreign currency	$443,916
Change in unrealized appreciation (depreciation)
Investments	$885,250
Translation of assets and liabilities in foreign currencies	280
Net unrealized gain (loss) on investments and foreign currency translation	$885,530
Net realized and unrealized gain (loss) on investments and foreign currency	$1,329,446
Change in net assets from operations	$1,322,571

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment loss	$(6,875)	$(71,347)
Net realized gain (loss) on investments and foreign currency	443,916	(519,671)
Net unrealized gain (loss) on investments and foreign currency translation	885,530	316,518
Change in net assets from operations	$1,322,571	$(274,500)
Distributions declared to shareholders
From net investment income	$(27,008)	$—
From net realized gain on investments	—	(1,069,366)
Total distributions declared to shareholders	$(27,008)	$(1,069,366)
Change in net assets from fund share transactions	$(928,282)	$(724,038)
Total change in net assets	$367,281	$(2,067,904)
Net assets
At beginning of period	25,193,521	27,261,425
At end of period (including undistributed net investment income of $58,828 and $26,576, respectively)	$25,560,802	$25,193,521

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 8/31				Period ended 8/31/12 (c)
Class A	2016	2015	2014	2013
Net asset value, beginning of period	$14.85	$15.58	$14.64	$12.01	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$(0.05)	$(0.03)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	(0.06)	1.48	2.85	2.01
Total from investment operations	$0.85	$(0.08)	$1.43	$2.82	$2.01
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$—	$—
From net realized gain on investments	—	(0.65)	(0.49)	(0.19)	—
Total distributions declared to shareholders	$(0.01)	$(0.65)	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.69	$14.85	$15.58	$14.64	$12.01
Total return (%) (r)(s)(t)(x)	5.75	(0.30)	9.84	23.75	20.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.35	2.34	2.27	3.08	4.66	(a)
Expenses after expense reductions (f)	1.50	1.50	1.50	1.49	1.50	(a)
Net investment income (loss)	0.07	(0.17)	(0.33)	(0.19)	0.03	(a)
Portfolio turnover	37	35	53	39	40	(n)
Net assets at end of period (000 omitted)	$11,699	$14,144	$16,309	$13,661	$1,274

See Notes to Financial Statements

23

Financial Highlights – continued

	Years ended 8/31				Period ended 8/31/12 (c)
Class B	2016	2015	2014	2013
Net asset value, beginning of period	$14.42	$15.26	$14.46	$11.95	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.13)	$(0.16)	$(0.14)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	(0.06)	1.45	2.84	2.01
Total from investment operations	$0.71	$(0.19)	$1.29	$2.70	$1.95
Less distributions declared to shareholders
From net realized gain on investments	$—	$(0.65)	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.13	$14.42	$15.26	$14.46	$11.95
Total return (%) (r)(s)(t)(x)	4.92	(1.05)	8.98	22.85	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.09	3.08	3.02	4.11	5.34	(a)
Expenses after expense reductions (f)	2.25	2.25	2.25	2.25	2.25	(a)
Net investment loss	(0.62)	(0.90)	(1.06)	(1.00)	(0.78	)(a)
Portfolio turnover	37	35	53	39	40	(n)
Net assets at end of period (000 omitted)	$1,188	$769	$522	$447	$203

	Years ended 8/31				Period ended 8/31/12 (c)
Class C	2016	2015	2014	2013
Net asset value, beginning of period	$14.42	$15.26	$14.46	$11.95	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.13)	$(0.16)	$(0.13)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	(0.06)	1.45	2.83	2.01
Total from investment operations	$0.71	$(0.19)	$1.29	$2.70	$1.95
Less distributions declared to shareholders
From net realized gain on investments	$—	$(0.65)	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.13	$14.42	$15.26	$14.46	$11.95
Total return (%) (r)(s)(t)(x)	4.92	(1.05)	8.98	22.85	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.09	3.08	3.02	3.92	5.43	(a)
Expenses after expense reductions (f)	2.24	2.24	2.24	2.23	2.25	(a)
Net investment loss	(0.64)	(0.91)	(1.05)	(0.95)	(0.80	)(a)
Portfolio turnover	37	35	53	39	40	(n)
Net assets at end of period (000 omitted)	$5,017	$4,737	$4,681	$2,298	$296

See Notes to Financial Statements

24

Financial Highlights – continued

	Years ended 8/31					Period ended 8/31/12 (c)
Class I	2016	2015	2014	2013
Net asset value, beginning of period	$15.00	$15.69	$14.71	$12.03		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.01	$(0.01)	$(0.00	)(w)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.82	(0.05)	1.48	2.87		2.02
Total from investment operations	$0.89	$(0.04)	$1.47	$2.87		$2.03
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$—	$—		$—
From net realized gain on investments	—	(0.65)	(0.49)	(0.19)		—
Total distributions declared to shareholders	$(0.03)	$(0.65)	$(0.49)	$(0.19)		$—
Net asset value, end of period (x)	$15.86	$15.00	$15.69	$14.71		$12.03
Total return (%) (r)(s)(x)	5.98	(0.03)	10.07	24.13		20.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.08	2.02	3.16		4.37	(a)
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25		1.25	(a)
Net investment income (loss)	0.44	0.08	(0.09)	(0.01)		0.17	(a)
Portfolio turnover	37	35	53	39		40	(n)
Net assets at end of period (000 omitted)	$5,052	$4,596	$4,808	$4,873		$3,649

	Years ended 8/31					Period ended 8/31/12 (c)
Class R1	2016	2015	2014	2013
Net asset value, beginning of period	$14.42	$15.26	$14.46	$11.95		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.13)	$(0.16)	$(0.14)		$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	(0.06)	1.45	2.84		2.02
Total from investment operations	$0.71	$(0.19)	$1.29	$2.70		$1.95
Less distributions declared to shareholders
From net realized gain on investments	$—	$(0.65)	$(0.49)	$(0.19)		$—
Net asset value, end of period (x)	$15.13	$14.42	$15.26	$14.46		$11.95
Total return (%) (r)(s)(x)	4.92	(1.05)	8.98	22.85		19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.12	3.08	3.02	4.19		5.34	(a)
Expenses after expense reductions (f)	2.25	2.25	2.25	2.25		2.25	(a)
Net investment loss	(0.70)	(0.92)	(1.07)	(1.03)		(0.81	)(a)
Portfolio turnover	37	35	53	39		40	(n)
Net assets at end of period (000 omitted)	$66	$287	$290	$147		$120

See Notes to Financial Statements

25

Financial Highlights – continued

	Years ended 8/31				Period ended 8/31/12 (c)
Class R2	2016	2015	2014	2013
Net asset value, beginning of period	$14.71	$15.47	$14.58	$11.99	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.09)	$(0.07)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.82	(0.05)	1.47	2.85	2.02
Total from investment operations	$0.79	$(0.11)	$1.38	$2.78	$1.99
Less distributions declared to shareholders
From net realized gain on investments	$—	$(0.65)	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.50	$14.71	$15.47	$14.58	$11.99
Total return (%) (r)(s)(x)	5.37	(0.50)	9.53	23.45	19.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.59	2.58	2.52	3.68	4.84	(a)
Expenses after expense reductions (f)	1.75	1.75	1.75	1.75	1.75	(a)
Net investment loss	(0.17)	(0.42)	(0.57)	(0.53)	(0.31	)(a)
Portfolio turnover	37	35	53	39	40	(n)
Net assets at end of period (000 omitted)	$89	$188	$184	$153	$120

	Years ended 8/31				Period ended 8/31/12 (c)
Class R3	2016	2015	2014	2013
Net asset value, beginning of period	$14.85	$15.58	$14.64	$12.01	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$(0.05)	$(0.04)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	(0.06)	1.48	2.86	2.01
Total from investment operations	$0.85	$(0.08)	$1.43	$2.82	$2.01
Less distributions declared to shareholders
From net realized gain on investments	$—	$(0.65)	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.70	$14.85	$15.58	$14.64	$12.01
Total return (%) (r)(s)(x)	5.72	(0.30)	9.84	23.75	20.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.34	2.33	2.27	3.43	4.59	(a)
Expenses after expense reductions (f)	1.50	1.50	1.50	1.50	1.50	(a)
Net investment income (loss)	0.07	(0.17)	(0.34)	(0.28)	(0.06	)(a)
Portfolio turnover	37	35	53	39	40	(n)
Net assets at end of period (000 omitted)	$80	$181	$175	$158	$120

See Notes to Financial Statements

26

Financial Highlights – continued

	Years ended 8/31					Period ended 8/31/12 (c)
Class R4	2016	2015	2014	2013
Net asset value, beginning of period	$15.00	$15.69	$14.71	$12.04		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.01	$(0.01)	$(0.00	)(w)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	(0.05)	1.48	2.86		2.02
Total from investment operations	$0.88	$(0.04)	$1.47	$2.86		$2.04
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$—		$—
From net realized gain on investments	—	(0.65)	(0.49)	(0.19)		—
Total distributions declared to shareholders	$(0.01)	$(0.65)	$(0.49)	$(0.19)		$—
Net asset value, end of period (x)	$15.87	$15.00	$15.69	$14.71		$12.04
Total return (%) (r)(s)(x)	5.91	(0.03)	10.07	24.02		20.40	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.09	2.02	3.19		4.34	(a)
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25		1.25	(a)
Net investment income (loss)	0.30	0.08	(0.08)	(0.03)		0.19	(a)
Portfolio turnover	37	35	53	39		40	(n)
Net assets at end of period (000 omitted)	$53	$164	$164	$149		$120

	Years ended 8/31				Period ended 8/31/13 (i)
Class R6 (formerly Class R5)	2016	2015	2014
Net asset value, beginning of period	$15.03	$15.70	$14.71		$12.68
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.03	$(0.00	)(w)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	(0.05)	1.48		2.03	(g)
Total from investment operations	$0.91	$(0.02)	$1.48		$2.03
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$—		$—
From net realized gain on investments	—	(0.65)	(0.49)		—
Total distributions declared to shareholders	$(0.07)	$(0.65)	$(0.49)		$—
Net asset value, end of period (x)	$15.87	$15.03	$15.70		$14.71
Total return (%) (r)(s)(x)	6.06	0.10	10.14		16.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98	1.92		2.79	(a)
Expenses after expense reductions (f)	1.13	1.15	1.14		1.22	(a)
Net investment income (loss)	0.44	0.19	0.03		(0.04	)(a)
Portfolio turnover	37	35	53		39
Net assets at end of period (000 omitted)	$2,317	$128	$128		$116

See Notes to Financial Statements

27

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global New Discovery Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing

29

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

30

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$10,375,723	$—	$—	$10,375,723
United Kingdom	3,663,303	—	—	3,663,303
Japan	3,566,655	—	—	3,566,655
Norway	942,321	—	—	942,321
Germany	824,818	—	—	824,818
Canada	545,001	—	—	545,001
France	521,909	—	—	521,909
Ireland	488,418	—	—	488,418
Sweden	435,006	—	—	435,006
Other Countries	3,386,851	116,770	—	3,503,621
Mutual Funds	656,191	—	—	656,191
Total Investments	$25,406,196	$116,770	$—	$25,522,966

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $52,277 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $2,502,671 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the

31

Notes to Financial Statements – continued

Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. For the year ended August 31, 2016, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which

32

Notes to Financial Statements – continued

may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Ordinary income (including any short-term capital gains)	$27,008	$388,174
Long-term capital gains	—	681,192
Total distributions	$27,008	$1,069,366

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$21,418,214
Gross appreciation	5,158,972
Gross depreciation	(1,054,220)
Net unrealized appreciation (depreciation)	$4,104,752
Undistributed ordinary income	59,855
Post-October capital loss deferral	(109,760)
Other temporary differences	(1,733)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

33

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/16	Year ended 8/31/15	Year ended 8/31/16	Year ended 8/31/15
Class A	$12,312	$—	$—	$617,543
Class B	—	—	—	23,425
Class C	—	—	—	198,476
Class I	4,732	—	—	190,824
Class R1	—	—	—	11,857
Class R2	—	—	—	7,873
Class R3	—	—	—	7,327
Class R4	50	—	—	6,776
Class R6 (formerly Class R5)	9,914	—	—	5,265
Total	$27,008	$—	$—	$1,069,366

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.975%
Next $1.5 billion of average daily net assets	0.90%
Average daily net assets in excess of $2.5 billion	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $1,749, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.97% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%	1.22%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2017. For the year ended

34

Notes to Financial Statements – continued

August 31, 2016, this reduction amounted to $204,053, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,993 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$33,256
Class B	0.75%	0.25%	1.00%	1.00%	9,664
Class C	0.75%	0.25%	1.00%	0.99%	47,630
Class R1	0.75%	0.25%	1.00%	1.00%	1,671
Class R2	0.25%	0.25%	0.50%	0.50%	406
Class R3	—	0.25%	0.25%	0.25%	180
Total Distribution and Service Fees					$92,807

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $251 and $283 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$327
Class B	724
Class C	724

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing

35

Notes to Financial Statements – continued

agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $4,539, which equated to 0.0186% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $31,258.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0718% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $65 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 10,958 shares of Class A, 7,510 shares of Class B, 10,976 shares of Class C, 27,988 shares of Class I, 7,510 shares of Class R1, 7,567 shares of Class R2, 7,593 shares of Class R3, 7,620 shares of Class R4, and 5,182 shares of Class R6 (formerly Class R5) for an aggregate amount of $1,350,384. On June 29, 2016, MFS redeemed 3,466 shares of Class B for an aggregate amount of $49,396.

At August 31, 2016, MFS held approximately 79%, 60%, 66%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

36

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $8,911,030 and $9,538,810, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	158,392	$2,318,571	227,725	$3,383,354
Class B	41,987	604,821	23,588	344,602
Class C	56,866	798,856	51,351	734,646
Class I	210,226	3,216,833	77,866	1,178,698
Class R1	1,343	18,843	1,983	28,360
Class R2	483	7,162	348	5,076
Class R3	708	10,614	453	6,656
Class R6 (formerly Class R5)	199,293	2,946,758	—	—
	669,298	$9,922,458	383,314	$5,681,392

Shares issued to shareholders in reinvestment of distributions
Class A	846	$12,281	43,952	$617,523
Class B	—	—	1,707	23,425
Class C	—	—	14,466	198,476
Class I	324	4,732	13,467	190,824
Class R1	—	—	864	11,857
Class R2	—	—	565	7,873
Class R3	—	—	521	7,327
Class R4	3	50	478	6,776
Class R6 (formerly Class R5)	15	217	371	5,265
	1,188	$17,280	76,391	$1,069,346

Shares reacquired
Class A	(365,816)	$(5,446,585)	(366,287)	$(5,401,872)
Class B	(16,774)	(235,868)	(6,234)	(90,425)
Class C	(53,802)	(765,406)	(44,082)	(629,541)
Class I	(198,491)	(2,945,826)	(91,424)	(1,323,863)
Class R1	(16,862)	(240,919)	(1,938)	(28,736)
Class R2	(7,574)	(109,523)	(19)	(291)
Class R3	(7,791)	(113,541)	(3)	(48)
Class R4	(7,620)	(112,395)	—	—
Class R6 (formerly Class R5)	(61,837)	(897,957)	—	—
	(736,567)	$(10,868,020)	(509,987)	$(7,474,776)

37

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	(206,578)	$(3,115,733)	(94,610)	$(1,400,995)
Class B	25,213	368,953	19,061	277,602
Class C	3,064	33,450	21,735	303,581
Class I	12,059	275,739	(91)	45,659
Class R1	(15,519)	(222,076)	909	11,481
Class R2	(7,091)	(102,361)	894	12,658
Class R3	(7,083)	(102,927)	971	13,935
Class R4	(7,617)	(112,345)	478	6,776
Class R6 (formerly Class R5)	137,471	2,049,018	371	5,265
	(66,081)	$(928,282)	(50,282)	$(724,038)

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $116 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,023,697	7,776,852	(8,144,358)	656,191

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,656	$656,191

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Global New Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global New Discovery Fund (the Fund) (one of the series constituting the MFS Series Trust IV) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global New Discovery Fund (one of the series constituting the MFS Series Trust IV) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

43

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Peter Fruzzetti Paul Gordon Michael Grossman

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge, an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the

45

Board Review of Investment Advisory Agreement – continued

other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period ended December 31, 2015 relative to the Lipper performance universe. The Fund commenced operations on December 16, 2011; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

46

Board Review of Investment Advisory Agreement – continued

and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median, and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

47

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

49

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 78.11% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $312,667. The fund intends to pass through foreign tax credits of $24,736 for the fiscal year.

50

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® MID CAP GROWTH FUND

OTC-ANN

MFS® MID CAP GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	2.5%
Aramark	2.1%
Roper Technologies, Inc.	2.1%
Constellation Brands, Inc., “A”	2.1%
FleetCor Technologies, Inc.	2.1%
Ross Stores, Inc.	2.1%
Amphenol Corp., “A”	2.0%
O’Reilly Automotive, Inc.	1.8%
LKQ Corp.	1.8%
SBA Communications Corp.	1.8%

Equity sectors
Special Products & Services	15.5%
Health Care	12.9%
Industrial Goods & Services	12.3%
Technology	10.2%
Retailing	10.1%
Autos & Housing	9.5%
Financial Services	8.0%
Consumer Staples	7.5%
Leisure	7.1%
Basic Materials	2.0%
Utilities & Communications	1.8%
Transportation	1.0%
Energy	0.7%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2016, Class A shares of the MFS Mid Cap Growth Fund (“fund”) provided a total return of 5.87%, at net asset value. This compares with a return of 7.00% for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the whole vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Weak security selection in the industrial goods & services sector weighed on results relative to the Russell Midcap® Growth Index. Holding global aerospace and defense systems company Orbital ATK (b)(h) hindered relative returns. Towards the end of the reporting period, shares appeared to have reacted negatively to a disappointing second quarter marked by a reduction in operating cash flows resulting from an isolated change in accounting treatment relating to a longstanding contract.

The combination of weak stock selection and an overweight position in the health care sector further detracted from relative performance. Holding biopharmaceutical company Alexion Pharmaceuticals (b), eye care and skin care products company Allergan (b)(h) and biopharmaceutical companies Regeneron Pharmaceuticals and AMAG Pharmaceuticals (b)(h) all detracted from relative results. Alexion announced disappointing results from its phase 3 study of the drug Soliris, which is being tested as

Management Review – continued

an additional therapy to treat myasthenia gravis, a rare disorder characterized by rapid muscle fatigue and weakness. In addition, the stock was impacted by currency headwinds as a significant portion of revenues come from overseas.

Elsewhere, holding shares of internet TV show and movie subscription services provider Netflix (b), apparel retailer PVH (b) and business intelligence software solutions developer Qlik Technologies (b)(h) hurt relative performance. Overweight positions in global cruise line operator Norwegian Cruise Lines (h) and asset management company Affiliated Managers Group further diminished relative performance.

Contributors to Performance

Strong stock selection in the autos & housing and retailing sectors benefited relative performance. Within autos & housing, an overweight position in swimming pool supply and equipment distributor Pool Corp. supported relative returns. Shares of Pool Corp. rose throughout the period on the back of strong results that were aided by healthy demand and favorable weather. Within the retailing sector, overweighting apparel retailer Ross Stores lifted relative results. Strong demand from consumers for off-price merchandise helped drive market share gains throughout the period for Ross Stores as the company continued to offer competitive values.

Stocks in other sectors that contributed positively to relative performance included overweight positions in computer graphics processors maker NVIDIA, electronic payment services company Global Payments, home and security products provider Fortune Brands Home & Security, health care product and service provider Henry Schein and food and facilities service provider Aramark. Not holding quick service Mexican restaurant Chipotle Mexican Grill and nitrogen products manufacturer CF Industries (b) and holding natural ingredient solutions provider Chr. Hansen also supported relative returns.

Respectfully,

Eric Fischman	Paul Gordon	Matthew Sabel
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	5.87%	13.41%	6.67%	N/A
B	12/01/93	5.11%	12.55%	5.88%	N/A
C	8/01/94	5.16%	12.56%	5.88%	N/A
I	1/02/97	6.17%	13.67%	6.93%	N/A
R1	4/01/05	5.13%	12.56%	5.86%	N/A
R2	10/31/03	5.68%	13.13%	6.39%	N/A
R3	4/01/05	5.90%	13.40%	6.64%	N/A
R4	4/01/05	6.15%	13.71%	6.90%	N/A
R6 (formerly Class R5)	1/02/13	6.29%	N/A	N/A	14.86%
529A	7/31/02	5.95%	13.39%	6.55%	N/A
529B	7/31/02	5.13%	12.53%	5.78%	N/A
529C	7/31/02	5.09%	12.52%	5.77%	N/A
Comparative benchmark
Russell Midcap® Growth Index (f)		7.00%	13.43%	8.76%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(0.22)%	12.07%	6.04%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		1.11%	12.30%	5.88%	N/A
C With CDSC (1% for 12 months) (v)		4.16%	12.56%	5.88%	N/A
529A With Initial Sales Charge (5.75%)		(0.15)%	12.05%	5.92%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		1.13%	12.28%	5.78%	N/A
529C With CDSC (1% for 12 months) (v)		4.09%	12.52%	5.77%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.24%	$1,000.00	$1,140.88	$6.67
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
B	Actual	1.99%	$1,000.00	$1,136.77	$10.69
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
C	Actual	1.99%	$1,000.00	$1,136.61	$10.69
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
I	Actual	1.00%	$1,000.00	$1,142.23	$5.38
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
R1	Actual	1.99%	$1,000.00	$1,137.38	$10.69
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
R2	Actual	1.49%	$1,000.00	$1,140.10	$8.02
	Hypothetical (h)	1.49%	$1,000.00	$1,017.65	$7.56
R3	Actual	1.24%	$1,000.00	$1,140.87	$6.67
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
R4	Actual	0.99%	$1,000.00	$1,142.86	$5.33
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
R6 (formerly Class R5)	Actual	0.87%	$1,000.00	$1,143.38	$4.69
	Hypothetical (h)	0.87%	$1,000.00	$1,020.76	$4.42
529A	Actual	1.24%	$1,000.00	$1,141.39	$6.67
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
529B	Actual	2.04%	$1,000.00	$1,136.78	$10.96
	Hypothetical (h)	2.04%	$1,000.00	$1,014.88	$10.33
529C	Actual	2.03%	$1,000.00	$1,136.74	$10.90
	Hypothetical (h)	2.03%	$1,000.00	$1,014.93	$10.28

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.05% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
Issuer	Shares/Par	Value ($)
Aerospace - 1.7%
Leidos Holdings, Inc.	183,850	$7,447,760
TransDigm Group, Inc. (a)	95,262	27,167,770

		$34,615,530
Alcoholic Beverages - 2.1%
Constellation Brands, Inc., “A”	255,555	$41,923,798

Apparel Manufacturers - 1.5%
Hanesbrands, Inc.	762,236	$20,229,743
PVH Corp.	91,261	9,834,285

		$30,064,028
Automotive - 2.2%
LKQ Corp. (a)	980,544	$35,387,833
Mobileye N.V. (a)	180,204	8,810,174

		$44,198,007
Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc. (a)	132,662	$16,696,839
Biomarin Pharmaceutical, Inc. (a)	136,672	12,832,134
Regeneron Pharmaceuticals, Inc. (a)	35,182	13,810,694

		$43,339,667
Brokerage & Asset Managers - 3.4%
Affiliated Managers Group, Inc. (a)	102,341	$14,537,539
Blackstone Group LP	345,365	9,469,908
Intercontinental Exchange, Inc.	63,030	17,775,721
NASDAQ, Inc.	384,915	27,409,797

		$69,192,965
Business Services - 13.4%
Bright Horizons Family Solutions, Inc. (a)	726,068	$49,488,795
CoStar Group, Inc. (a)	34,870	7,226,808
Equifax, Inc.	256,256	33,800,166
Fidelity National Information Services, Inc.	199,780	15,848,547
Fiserv, Inc. (a)	283,521	29,216,839
FleetCor Technologies, Inc. (a)	255,134	41,893,003
Gartner, Inc. (a)	316,924	28,840,084
Global Payments, Inc.	345,431	26,235,484
Tyler Technologies, Inc. (a)	55,380	9,079,551

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Univar, Inc. (a)	400,977	$8,296,214
Verisk Analytics, Inc., “A” (a)	228,739	18,996,774

		$268,922,265
Cable TV - 1.0%
Charter Communications, Inc., “A” (a)	80,627	$20,738,071

Computer Software - 2.6%
Akamai Technologies, Inc. (a)	92,221	$5,062,933
Autodesk, Inc. (a)	146,799	9,894,253
Cadence Design Systems, Inc. (a)	707,602	18,001,395
Sabre Corp.	693,591	19,524,587

		$52,483,168
Computer Software - Systems - 3.5%
Guidewire Software, Inc. (a)	168,000	$10,337,040
NICE Systems Ltd., ADR	120,064	8,215,980
ServiceNow, Inc. (a)	127,938	9,297,254
SS&C Technologies Holdings, Inc.	733,483	24,168,265
Vantiv, Inc., “A” (a)	359,142	19,300,291

		$71,318,830
Construction - 7.3%
Armstrong Flooring, Inc. (a)	84,230	$1,736,823
Armstrong World Industries, Inc. (a)	237,542	10,325,951
Fortune Brands Home & Security, Inc.	435,956	27,709,363
Lennox International, Inc.	149,940	24,150,836
Masco Corp.	361,758	12,835,174
Pool Corp.	298,423	30,101,928
Siteone Landscape Supply, Inc. (a)	219,010	8,374,942
Vulcan Materials Co.	277,663	31,617,486

		$146,852,503
Consumer Products - 1.6%
Newell Brands, Inc.	620,560	$32,939,325

Consumer Services - 2.1%
Nord Anglia Education, Inc. (a)	620,843	$13,149,455
Priceline Group, Inc. (a)	8,507	12,052,122
ServiceMaster Global Holdings, Inc. (a)	455,244	16,985,154

		$42,186,731
Containers - 1.0%
CCL Industries, Inc.	52,528	$10,023,740
Crown Holdings, Inc. (a)	182,321	9,887,268

		$19,911,008

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 4.4%
AMETEK, Inc.	539,908	$26,320,515
Amphenol Corp., “A”	650,225	40,515,520
Mettler-Toledo International, Inc. (a)	54,482	21,960,060

		$88,796,095
Electronics - 3.4%
Analog Devices, Inc.	300,127	$18,775,945
Inphi Corp. (a)	126,488	5,447,838
Monolithic Power Systems, Inc.	195,004	14,960,707
NVIDIA Corp.	489,239	30,009,920

		$69,194,410
Energy - Independent - 0.6%
Concho Resources, Inc. (a)	88,013	$11,371,280

Entertainment - 0.9%
Netflix, Inc. (a)	184,522	$17,981,669

Food & Beverages - 3.8%
Blue Buffalo Pet Products, Inc. (a)	386,987	$9,976,525
Chr. Hansen Holding A.S.	298,361	18,093,326
Freshpet, Inc. (a)(l)	481,423	5,059,756
J.M. Smucker Co.	137,777	19,535,401
Mead Johnson Nutrition Co., “A”	139,194	11,841,234
Monster Worldwide, Inc. (a)	75,850	11,672,557

		$76,178,799
Gaming & Lodging - 0.3%
MGM Mirage (a)	246,956	$5,899,779

General Merchandise - 2.1%
Dollar Tree, Inc. (a)	325,177	$26,892,138
Five Below, Inc. (a)	348,793	15,542,216

		$42,434,354
Insurance - 1.2%
Aon PLC	217,200	$24,185,220

Internet - 0.6%
LogMeIn, Inc.	139,850	$11,677,475

Leisure & Toys - 1.1%
Electronic Arts, Inc. (a)	275,862	$22,408,270

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 5.7%
Colfax Corp. (a)	303,270	$9,001,054
Flowserve Corp.	522,820	25,288,803
Roper Technologies, Inc.	238,342	42,317,622
SPX FLOW, Inc. (a)	158,834	4,671,308
WABCO Holdings, Inc. (a)	248,185	26,496,231
Xylem, Inc.	139,749	7,107,634

		$114,882,652
Medical & Health Technology & Services - 2.4%
Adeptus Health, Inc., “A” (a)	56,348	$2,398,171
Henry Schein, Inc. (a)	198,382	32,492,988
VCA, Inc. (a)	178,120	12,612,677

		$47,503,836
Medical Equipment - 8.4%
C.R. Bard, Inc.	145,416	$32,113,669
Cooper Cos., Inc.	153,984	28,628,705
DexCom, Inc. (a)	141,195	12,861,453
Edwards Lifesciences Corp. (a)	113,122	13,027,130
Integra LifeSciences Holdings Corp. (a)	121,858	10,530,968
PerkinElmer, Inc.	630,708	33,585,201
Steris PLC	245,559	17,356,110
VWR Corp. (a)	726,393	20,273,629

		$168,376,865
Oil Services - 0.2%
FMC Technologies, Inc. (a)	121,056	$3,413,779

Other Banks & Diversified Financials - 2.3%
First Republic Bank	269,971	$20,776,968
MasterCard, Inc., “A”	253,602	24,505,561

		$45,282,529
Pollution Control - 0.5%
Clean Harbors, Inc. (a)	194,085	$9,277,263

Railroad & Shipping - 1.0%
Kansas City Southern Co.	210,221	$20,332,575

Real Estate - 1.1%
Extra Space Storage, Inc., REIT	278,982	$22,472,000

Restaurants - 3.7%
Aramark	1,127,095	$42,750,713
Domino’s Pizza, Inc.	79,635	11,911,007

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - continued
Dunkin Brands Group, Inc.	402,917	$19,722,787

		$74,384,507
Specialty Chemicals - 1.0%
Axalta Coating Systems Ltd. (a)	559,209	$16,004,562
PolyOne Corp.	136,558	4,707,154

		$20,711,716
Specialty Stores - 6.5%
Burlington Stores, Inc. (a)	73,227	$5,947,497
Lululemon Athletica, Inc. (a)	150,773	11,535,642
O’Reilly Automotive, Inc. (a)	132,757	37,165,322
Ross Stores, Inc.	671,617	41,801,442
Tiffany & Co.	88,651	6,327,022
Tractor Supply Co.	337,060	28,296,187

		$131,073,112
Telecommunications - Wireless - 1.8%
SBA Communications Corp. (a)	308,694	$35,237,420
Total Common Stocks (Identified Cost, $1,518,653,732)		$1,981,761,501

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $28,738,439)	28,738,439	$28,738,439

Collateral for Securities Loaned - 0.1%
JPMorgan Prime Money Market Fund, 0.36%, at Cost and Value (j)	$934,500	$934,500
Total Investments (Identified Cost, $1,548,326,671)		$2,011,434,440

Other Assets, Less Liabilities - (0.1)%		(1,603,904)
Net Assets - 100.0%		$2,009,830,536

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,519,588,232)	$1,982,696,001
Underlying affiliated funds, at value (identified cost, $28,738,439)	28,738,439
Total investments, at value, including $935,390 of securities on loan (identified cost, $1,548,326,671)	$2,011,434,440
Receivables for
Investments sold	14,722,900
Fund shares sold	4,926,549
Interest and dividends	1,280,227
Other assets	2,145
Total assets	$2,032,366,261
Liabilities
Payable to custodian	$2,436
Payables for
Investments purchased	15,164,609
Fund shares reacquired	5,654,714
Collateral for securities loaned, at value	934,500
Payable to affiliates
Investment adviser	80,927
Shareholder servicing costs	510,722
Distribution and service fees	9,431
Program manager fees	14
Payable for independent Trustees’ compensation	25,413
Accrued expenses and other liabilities	152,959
Total liabilities	$22,535,725
Net assets	$2,009,830,536
Net assets consist of
Paid-in capital	$1,492,675,192
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	463,110,698
Accumulated net realized gain (loss) on investments and foreign currency	55,896,647
Accumulated net investment loss	(1,852,001)
Net assets	$2,009,830,536
Shares of beneficial interest outstanding	132,008,597

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$454,881,090	30,692,143	$14.82
Class B	17,977,749	1,404,814	12.80
Class C	53,861,867	4,317,170	12.48
Class I	110,802,742	7,149,179	15.50
Class R1	2,057,432	161,390	12.75
Class R2	5,651,206	399,127	14.16
Class R3	14,835,899	1,006,377	14.74
Class R4	13,883,373	913,615	15.20
Class R6 (formerly Class R5)	1,330,138,838	85,544,570	15.55
Class 529A	3,889,636	269,217	14.45
Class 529B	209,281	16,681	12.55
Class 529C	1,641,423	134,314	12.22

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $15.72 [100 / 94.25 x $14.82] and $15.33 [100 / 94.25 x $14.45], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$13,139,765
Interest	578,877
Dividends from underlying affiliated funds	136,428
Foreign taxes withheld	(60,496)
Total investment income	$13,794,574
Expenses
Management fee	$13,821,949
Distribution and service fees	1,654,603
Shareholder servicing costs	2,446,379
Program manager fees	5,262
Administrative services fee	299,388
Independent Trustees’ compensation	37,496
Custodian fee	157,420
Shareholder communications	64,653
Audit and tax fees	54,912
Legal fees	19,878
Miscellaneous	241,927
Total expenses	$18,803,867
Reduction of expenses by investment adviser and distributor	(571,109)
Net expenses	$18,232,758
Net investment loss	$(4,438,184)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$106,522,748
Foreign currency	(28,911)
Net realized gain (loss) on investments and foreign currency	$106,493,837
Change in unrealized appreciation (depreciation)
Investments	$25,485,046
Translation of assets and liabilities in foreign currencies	1,851
Net unrealized gain (loss) on investments and foreign currency translation	$25,486,897
Net realized and unrealized gain (loss) on investments and foreign currency	$131,980,734
Change in net assets from operations	$127,542,550

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment loss	$(4,438,184)	$(8,453,240)
Net realized gain (loss) on investments and foreign currency	106,493,837	53,581,412
Net unrealized gain (loss) on investments and foreign currency translation	25,486,897	80,449,173
Change in net assets from operations	$127,542,550	$125,577,345
Distributions declared to shareholders
From net realized gain on investments	$(47,608,616)	$(108,646,048)
Change in net assets from fund share transactions	$195,713,637	$46,241,537
Total change in net assets	$275,647,571	$63,172,834
Net assets
At beginning of period	1,734,182,965	1,671,010,131
At end of period (including accumulated net investment loss of $1,852,001 and $754,571, respectively)	$2,009,830,536	$1,734,182,965

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.40	$14.41	$11.86	$9.57	$8.73
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.10)	$(0.09)	$(0.03)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.88	1.07	2.64	2.32	0.91
Total from investment operations	$0.82	$0.97	$2.55	$2.29	$0.84
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$14.82	$14.40	$14.41	$11.86	$9.57
Total return (%) (r)(s)(t)(x)	5.87	7.36	21.50	23.93	9.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.24	1.22	1.24	1.26
Expenses after expense reductions (f)	1.22	1.21	1.19	1.23	1.25
Net investment loss	(0.45)	(0.72)	(0.69)	(0.30)	(0.74)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$454,881	$295,230	$255,308	$218,693	$191,462

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.58	$12.81	$10.61	$8.63	$7.94
Income (loss) from investment operations
Net investment loss (d)	$(0.15)	$(0.19)	$(0.17)	$(0.10)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	0.94	2.37	2.08	0.81
Total from investment operations	$0.62	$0.75	$2.20	$1.98	$0.69
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$12.80	$12.58	$12.81	$10.61	$8.63
Total return (%) (r)(s)(t)(x)	5.11	6.51	20.74	22.94	8.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	1.99	1.97	1.99	2.01
Expenses after expense reductions (f)	1.97	1.96	1.94	1.98	2.01
Net investment loss	(1.24)	(1.47)	(1.44)	(1.05)	(1.49)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$17,978	$17,415	$18,061	$17,881	$18,918

Class C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.27	$12.52	$10.38	$8.44	$7.76
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.18)	$(0.17)	$(0.10)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.75	0.91	2.31	2.04	0.80
Total from investment operations	$0.61	$0.73	$2.14	$1.94	$0.68
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$12.48	$12.27	$12.52	$10.38	$8.44
Total return (%) (r)(s)(t)(x)	5.16	6.50	20.62	22.99	8.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	1.99	1.97	1.99	2.01
Expenses after expense reductions (f)	1.97	1.96	1.94	1.98	2.01
Net investment loss	(1.22)	(1.47)	(1.43)	(1.06)	(1.49)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$53,862	$42,806	$38,341	$32,334	$28,647

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$15.00		$14.94	$12.26	$9.87	$8.99
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.07)	$(0.06)	$0.01	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.90		1.11	2.74	2.38	0.93
Total from investment operations	$0.90		$1.04	$2.68	$2.39	$0.88
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)		$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$15.50		$15.00	$14.94	$12.26	$9.87
Total return (%) (r)(s)(x)	6.17		7.57	21.86	24.21	9.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02		1.00	0.97	0.96	1.00
Expenses after expense reductions (f)	0.99		0.97	0.95	0.96	1.00
Net investment income (loss)	(0.01)		(0.47)	(0.44)	0.13	(0.49)
Portfolio turnover	43		37	59	58	63
Net assets at end of period (000 omitted)	$110,803		$26,931	$13,526	$8,986	$764,857

Class R1	Years ended 8/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.53		$12.76	$10.58	$8.60	$7.91
Income (loss) from investment operations
Net investment loss (d)	$(0.15)		$(0.19)	$(0.17)	$(0.10)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.77		0.94	2.35	2.08	0.81
Total from investment operations	$0.62		$0.75	$2.18	$1.98	$0.69
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)		$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$12.75		$12.53	$12.76	$10.58	$8.60
Total return (%) (r)(s)(x)	5.13		6.54	20.60	23.02	8.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00		1.99	1.97	1.99	2.01
Expenses after expense reductions (f)	1.97		1.97	1.95	1.98	2.01
Net investment loss	(1.25)		(1.47)	(1.44)	(1.05)	(1.49)
Portfolio turnover	43		37	59	58	63
Net assets at end of period (000 omitted)	$2,057		$2,288	$2,238	$1,949	$1,777

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.80	$13.89	$11.46	$9.27	$8.48
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.14)	$(0.12)	$(0.06)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	0.86	1.03	2.55	2.25	0.88
Total from investment operations	$0.76	$0.89	$2.43	$2.19	$0.79
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$14.16	$13.80	$13.89	$11.46	$9.27
Total return (%) (r)(s)(x)	5.68	7.04	21.20	23.62	9.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.49	1.47	1.49	1.51
Expenses after expense reductions (f)	1.47	1.47	1.45	1.48	1.51
Net investment loss	(0.73)	(0.97)	(0.94)	(0.56)	(0.99)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$5,651	$4,598	$4,473	$4,449	$4,357

Class R3	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.32	$14.34	$11.80	$9.52	$8.69
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.10)	$(0.10)	$(0.03)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.88	1.06	2.64	2.31	0.90
Total from investment operations	$0.82	$0.96	$2.54	$2.28	$0.83
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$14.74	$14.32	$14.34	$11.80	$9.52
Total return (%) (r)(s)(x)	5.90	7.32	21.53	23.95	9.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.25	1.22	1.24	1.25
Expenses after expense reductions (f)	1.23	1.22	1.20	1.23	1.25
Net investment loss	(0.42)	(0.72)	(0.74)	(0.31)	(0.74)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$14,836	$8,440	$3,680	$2,000	$1,617

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.72	$14.67	$12.04	$9.70	$8.82
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.07)	$(0.06)	$(0.01)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.90	1.10	2.69	2.35	0.93
Total from investment operations	$0.88	$1.03	$2.63	$2.34	$0.88
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$15.20	$14.72	$14.67	$12.04	$9.70
Total return (%) (r)(s)(x)	6.15	7.65	21.84	24.12	9.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.00	0.97	0.99	1.00
Expenses after expense reductions (f)	0.98	0.98	0.95	0.98	1.00
Net investment loss	(0.17)	(0.47)	(0.44)	(0.06)	(0.49)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$13,883	$2,322	$422	$355	$256

Class R6 (formerly Class R5)	Years ended 8/31
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$15.03	$14.96	$12.27	$10.30
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.06)	$(0.05)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.94	1.11	2.74	1.98
Total from investment operations	$0.92	$1.05	$2.69	$1.97
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$15.55	$15.03	$14.96	$12.27
Total return (%) (r)(s)(x)	6.29	7.63	21.92	19.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.91	0.91	0.93	(a)
Expenses after expense reductions (f)	0.87	0.89	0.89	0.92	(a)
Net investment income (loss)	(0.14)	(0.39)	(0.38)	(0.08	)(a)
Portfolio turnover	43	37	59	58
Net assets at end of period (000 omitted)	$1,330,139	$1,329,257	$1,331,244	$1,027,324

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.04	$14.08	$11.59	$9.35	$8.54
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.10)	$(0.09)	$(0.03)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.88	1.04	2.58	2.27	0.88
Total from investment operations	$0.81	$(0.94)	$2.49	$2.24	$0.81
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$14.45	$14.04	$14.08	$11.59	$9.35
Total return (%) (r)(s)(t)(x)	5.95	7.31	21.48	23.96	9.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.34	1.32	1.34	1.35
Expenses after expense reductions (f)	1.23	1.21	1.19	1.24	1.30
Net investment loss	(0.48)	(0.72)	(0.69)	(0.33)	(0.79)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$3,890	$3,159	$2,434	$1,844	$1,231

Class 529B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.34	$12.59	$10.44	$8.50	$7.81
Income (loss) from investment operations
Net investment loss (d)	$(0.15)	$(0.19)	$(0.18)	$(0.11)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	0.92	2.33	2.05	0.81
Total from investment operations	$0.61	$0.73	$2.15	$1.94	$0.69
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$12.55	$12.34	$12.59	$10.44	$8.50
Total return (%) (r)(s)(t)(x)	5.13	6.46	20.59	22.82	8.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.09	2.07	2.09	2.11
Expenses after expense reductions (f)	2.02	2.02	2.00	2.03	2.06
Net investment loss	(1.26)	(1.52)	(1.49)	(1.11)	(1.54)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$209	$347	$331	$287	$243

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.03	$12.30	$10.20	$8.30	$7.63
Income (loss) from investment operations
Net investment loss (d)	$(0.15)	$(0.19)	$(0.17)	$(0.10)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.74	0.90	2.27	2.00	0.79
Total from investment operations	$0.59	$0.71	$2.10	$1.90	$0.67
Less distributions declared to shareholders
From net realized gain on investments	$(0.40)	$(0.98)	$—	$—	$—
Net asset value, end of period (x)	$12.22	$12.03	$12.30	$10.20	$8.30
Total return (%) (r)(s)(t)(x)	5.09	6.45	20.59	22.89	8.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.10	2.07	2.09	2.10
Expenses after expense reductions (f)	2.01	2.01	1.99	2.03	2.05
Net investment loss	(1.27)	(1.52)	(1.49)	(1.11)	(1.54)
Portfolio turnover	43	37	59	58	63
Net assets at end of period (000 omitted)	$1,641	$1,391	$953	$582	$386

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,981,761,501	$—	$—	$1,981,761,501
Mutual Funds	29,672,939	—	—	29,672,939
Total Investments	$2,011,434,440	$—	$—	$2,011,434,440

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $935,390. The fair value of the fund’s investment securities on loan and a related liability of $934,500 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $890 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment

Notes to Financial Statements – continued

of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended August 31, 2016, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Long-term capital gains	$47,608,616	$108,646,048

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$1,548,533,871
Gross appreciation	483,181,011
Gross depreciation	(20,280,442)
Net unrealized appreciation (depreciation)	$462,900,569
Undistributed long-term capital gain	56,103,847
Late year ordinary loss deferral	(1,826,651)
Other temporary differences	(22,421)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/16	Year ended 8/31/15
Class A	$9,044,705	$17,348,544
Class B	561,607	1,325,645
Class C	1,488,127	2,954,517
Class I	596,290	975,545
Class R1	72,059	168,201
Class R2	140,164	290,055
Class R3	245,170	268,398
Class R4	84,969	30,085
Class R6 (formerly Class R5)	35,224,535	85,006,430
Class 529A	99,277	175,563
Class 529B	4,661	25,608
Class 529C	47,052	77,457
Total	$47,608,616	$108,646,048

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Average daily net assets in excess of $3 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will terminate on December 28, 2016. For the year ended August 31, 2016, this management fee reduction amounted to $422,059, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $131,988, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Effective December 29, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2017. For the year ended August 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $755,005 and $3,648 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$907,542
Class B	0.75%	0.25%	1.00%	1.00%	174,835
Class C	0.75%	0.25%	1.00%	1.00%	470,697
Class R1	0.75%	0.25%	1.00%	1.00%	21,024
Class R2	0.25%	0.25%	0.50%	0.50%	25,086
Class R3	—	0.25%	0.25%	0.25%	29,600
Class 529A	—	0.25%	0.25%	0.20%	8,928
Class 529B	0.75%	0.25%	1.00%	1.00%	1,727
Class 529C	0.75%	0.25%	1.00%	0.99%	15,164
Total Distribution and Service Fees					$1,654,603

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has

Notes to Financial Statements – continued

voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $10,971, $186, $1,389, $1,723, and $162 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$2,501
Class B	18,982
Class C	4,093
Class 529B	—
Class 529C	3

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2017, unless MFD elects to extend the waiver. For the year ended August 31, 2016, this waiver amounted to $2,631 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2016, were as follows:

	Fee	Waiver
Class 529A	$3,571	$1,785
Class 529B	173	87
Class 529C	1,518	759
Total Program Manager Fees and Waivers	$5,262	$2,631

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $258,512, which equated to 0.0140% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs

Notes to Financial Statements – continued

which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $728,042.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended August 31, 2016, these costs for the fund amounted to $1,459,825 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $876 and the Retirement Deferral plan resulted in a net decrease in expense of $803. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $25,393 at August 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $4,750 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 22,478 shares of Class R4 for an aggregate amount of $327,729. On September 9, 2015, MFS redeemed 17,204 shares of Class 529B for an aggregate amount of $210,233. On March 16, 2016, MFS redeemed 6,243 shares of Class I for an aggregate amount of $87,842.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,346,443 and $28,822,376, respectively. The sales transactions resulted in net realized gains (losses) of $1,808,878.

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $924,849,066 and $770,885,453, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,853,451	$206,498,577	5,360,759	$77,557,015
Class B	364,706	4,402,594	294,648	3,738,951
Class C	1,333,736	15,766,496	640,200	7,989,248
Class I	7,638,191	112,665,923	1,036,427	15,648,688
Class R1	25,535	300,467	27,280	346,518
Class R2	157,369	2,106,979	89,096	1,247,611
Class R3	790,051	10,695,937	458,378	6,619,370
Class R4	968,483	13,900,218	138,264	1,990,271
Class R6 (formerly Class R5)	6,428,833	92,590,122	2,538,882	37,060,078
Class 529A	76,769	1,041,389	56,910	796,014
Class 529B	6,948	82,853	1,604	19,970
Class 529C	36,484	419,517	38,503	449,773
	32,680,556	$460,471,072	10,680,951	$153,463,507

Shares issued to shareholders in reinvestment of distributions
Class A	634,468	$8,793,726	1,271,157	$16,753,855
Class B	45,606	549,100	111,752	1,294,085
Class C	120,005	1,407,653	245,102	2,769,650
Class I	36,954	534,731	63,822	875,004
Class R1	6,010	72,059	14,588	168,201
Class R2	8,550	113,455	21,396	270,871
Class R3	17,779	245,170	20,473	268,398
Class R4	5,237	74,314	2,237	30,085
Class R6 (formerly Class R5)	2,407,635	34,934,781	6,191,291	85,006,430
Class 529A	7,343	99,277	13,652	175,563
Class 529B	395	4,661	2,254	25,608
Class 529C	4,091	47,052	6,991	77,457
	3,294,073	$46,875,979	7,964,715	$107,715,207

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(5,304,919)	$(73,360,356)	(3,839,284)	$(55,426,012)
Class B	(390,234)	(4,725,171)	(432,057)	(5,466,613)
Class C	(624,920)	(7,308,162)	(459,422)	(5,676,326)
Class I	(2,321,173)	(34,337,106)	(210,263)	(3,130,916)
Class R1	(52,735)	(634,518)	(34,654)	(434,411)
Class R2	(99,865)	(1,349,351)	(99,370)	(1,363,585)
Class R3	(390,797)	(5,583,110)	(146,102)	(2,075,737)
Class R4	(217,876)	(3,113,021)	(11,458)	(170,854)
Class R6 (formerly Class R5)	(11,726,039)	(180,191,104)	(9,299,443)	(140,824,312)
Class 529A	(39,809)	(542,336)	(18,484)	(253,844)
Class 529B	(18,801)	(229,536)	(1,977)	(24,566)
Class 529C	(21,860)	(259,643)	(7,370)	(90,001)
	(21,209,028)	$(311,633,414)	(14,559,884)	$(214,937,177)

Net change
Class A	10,183,000	$141,931,947	2,792,632	$38,884,858
Class B	20,078	226,523	(25,657)	(433,577)
Class C	828,821	9,865,987	425,880	5,082,572
Class I	5,353,972	78,863,548	889,986	13,392,776
Class R1	(21,190)	(261,992)	7,214	80,308
Class R2	66,054	871,083	11,122	154,897
Class R3	417,033	5,357,997	332,749	4,812,031
Class R4	755,844	10,861,511	129,043	1,849,502
Class R6 (formerly Class R5)	(2,889,571)	(52,666,201)	(569,270)	(18,757,804)
Class 529A	44,303	598,330	52,078	717,733
Class 529B	(11,458)	(142,022)	1,881	21,012
Class 529C	18,715	206,926	38,124	437,229
	14,765,601	$195,713,637	4,085,782	$46,241,537

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Lifetime 2030 Fund were the owners of record of approximately 24%, 22%, 8%, 6%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $8,350 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	36,935,839	394,654,187	(402,851,587)	28,738,439

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$136,428	$28,738,439

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the series of MFS Series Trust IV) (the “Fund”) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Eric Fishman Paul Gordon Matthew Sabel

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one-year period and the 2nd quintile five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion and $2.5 billion, each of which may not be changed without the Trustees’ approval (the “management fee waiver rates”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rates effective as of December 29, 2016. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $56,333,000 as capital gain dividends paid during the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® U.S. GOVERNMENT MONEY MARKET FUND

MCM-ANN

MFS® U.S. GOVERNMENT MONEY MARKET FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	16.2%
A-1	82.5%
A-2	1.1%
Not Rated	0.0%
Other Assets Less Liabilities	0.2%

Maturity breakdown (u)
0 - 7 days	21.9%
8 - 29 days	32.4%
30 - 59 days	24.8%
60 - 89 days	19.6%
90 - 365 days	1.1%
Other Assets Less Liabilities	0.2%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/16

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Inception	1-Year Total Return (without sales charge)	Current 7-day yield
12/19/75	0.00%(w)	0.00%

(w)	Total return was less than 0.01%.

Yields quoted are based on the latest seven days ended as of August 31, 2016, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Certain shares of the fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Expense Table – continued

	Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
Actual	0.32%	$1,000.00	$1,000.00	$1.61
Hypothetical (h)	0.32%	$1,000.00	$1,023.53	$1.63

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

5

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 98.7%
Issuer	Shares/Par	Value ($)
Fannie Mae, 0.245%, due 10/05/16	$4,000,000	$3,999,075
Fannie Mae, 0.25%, due 10/19/16	2,650,000	2,649,117
Fannie Mae, 0.31%, due 11/02/16	2,510,000	2,508,660
Federal Farm Credit Bank, 0.26%, due 9/23/16	8,900,000	8,898,586
Federal Farm Credit Bank, 0.26%, due 10/03/16	3,400,000	3,399,214
Federal Home Loan Bank, 0.27%, due 9/01/16	10,900,000	10,900,000
Federal Home Loan Bank, 0.315%, due 9/01/16	11,900,000	11,900,000
Federal Home Loan Bank, 0.265%, due 9/02/16	13,276,000	13,275,902
Federal Home Loan Bank, 0.32%, due 9/02/16	1,900,000	1,899,983
Federal Home Loan Bank, 0.34%, due 9/07/16	18,975,000	18,973,924
Federal Home Loan Bank, 0.29%, due 9/09/16	1,350,000	1,349,913
Federal Home Loan Bank, 0.344%, due 9/09/16	860,000	859,934
Federal Home Loan Bank, 0.39%, due 9/09/16	6,000,000	5,999,480
Federal Home Loan Bank, 0.28%, due 9/13/16	1,532,000	1,531,857
Federal Home Loan Bank, 0.41%, due 9/14/16	4,100,000	4,099,393
Federal Home Loan Bank, 0.325%, due 9/16/16	10,696,000	10,694,552
Federal Home Loan Bank, 0.35%, due 9/19/16	8,338,000	8,336,541
Federal Home Loan Bank, 0.28%, due 9/20/16	5,495,000	5,494,188
Federal Home Loan Bank, 0.265%, due 9/22/16	11,432,000	11,430,233
Federal Home Loan Bank, 0.285%, due 9/27/16	12,796,000	12,793,366
Federal Home Loan Bank, 0.294%, due 9/28/16	11,070,000	11,067,559
Federal Home Loan Bank, 0.295%, due 10/03/16	1,300,000	1,299,659
Federal Home Loan Bank, 0.27%, due 10/05/16	2,880,000	2,879,266
Federal Home Loan Bank, 0.365%, due 10/05/16	4,983,000	4,981,282
Federal Home Loan Bank, 0.305%, due 10/06/16	7,006,000	7,003,923
Federal Home Loan Bank, 0.275%, due 10/07/16	9,825,000	9,822,298
Federal Home Loan Bank, 0.29%, due 10/07/16	8,707,000	8,704,475
Federal Home Loan Bank, 0.34%, due 10/07/16	2,150,000	2,149,269
Federal Home Loan Bank, 0.295%, due 10/11/16	2,687,000	2,686,119
Federal Home Loan Bank, 0.295%, due 10/12/16	9,812,000	9,808,703
Federal Home Loan Bank, 0.28%, due 10/13/16	4,650,000	4,648,481
Federal Home Loan Bank, 0.31%, due 10/28/16	4,214,000	4,211,932
Federal Home Loan Bank, 0.33%, due 11/02/16	9,173,000	9,167,787
Federal Home Loan Bank, 0.335%, due 11/14/16	9,984,000	9,977,125
Freddie Mac, 0.24%, due 9/06/16	3,616,000	3,615,879
Freddie Mac, 0.25%, due 9/08/16	2,046,000	2,045,901
Freddie Mac, 0.24%, due 9/12/16	2,550,000	2,549,813
Freddie Mac, 0.25%, due 9/12/16	1,500,000	1,499,885
Freddie Mac, 0.26%, due 9/22/16	12,785,000	12,783,061
Freddie Mac, 0.32%, due 11/08/16	12,800,000	12,792,263

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

U.S. Government Agencies and Equivalents (y) - continued
U.S. Treasury Bill, 0.23%, due 9/08/16	$3,998,000	$3,997,821
U.S. Treasury Bill, 0.22%, due 9/29/16	4,640,000	4,639,206
U.S. Treasury Bill, 0.245%, due 10/20/16	1,602,000	1,601,466
U.S. Treasury Bill, 0.258%, due 10/27/16	9,778,000	9,774,083
U.S. Treasury Bill, 0.295%, due 11/10/16	6,200,000	6,196,444
U.S. Treasury Bill, 0.285%, due 11/17/16	12,760,000	12,752,222
U.S. Treasury Bill, 0.305%, due 11/25/16	9,623,000	9,616,070
U.S. Treasury Bill, 0.27%, due 12/08/16	2,320,000	2,318,295
U.S. Treasury Bill, 0.38%, due 1/26/17	1,055,000	1,053,363
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$316,637,568

Repurchase Agreements - 1.1%
Goldman Sachs Repurchase Agreement, 0.30%, dated 8/31/16, due 9/01/16, total to be received $3,673,031 (secured by U.S. Federal Agency obligations valued at $3,746,860 in a jointly traded account), at Cost and value	$3,673,000	$3,673,000
Total Investments, at Amortized Cost and Value		$320,310,568

Other Assets, Less Liabilities - 0.2%		536,104
Net Assets - 100.0%		$320,846,672

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$320,310,568
Cash	317
Receivables for
Fund shares sold	1,118,908
Interest	31
Receivable from investment adviser and distributor	651
Other assets	535
Total assets	$321,431,010
Liabilities
Payable for fund shares reacquired	$447,758
Payable to affiliates for shareholder servicing costs	74,820
Payable for independent Trustees’ compensation	7,470
Accrued expenses and other liabilities	54,290
Total liabilities	$584,338
Net assets	$320,846,672
Net assets consist of
Paid-in capital	$321,278,518
Accumulated net realized gain (loss) on investments	(423,378)
Accumulated distributions in excess of net investment income	(8,468)
Net assets	$320,846,672
Shares of beneficial interest outstanding	321,429,163
Net asset value per share (net assets of $320,846,672 / 321,429,163 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

8

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$775,866
Expenses
Management fee	$1,382,964
Shareholder servicing costs	491,798
Administrative services fee	63,919
Independent Trustees’ compensation	13,102
Custodian fee	23,567
Shareholder communications	18,070
Audit and tax fees	36,078
Legal fees	4,132
Miscellaneous	76,772
Total expenses	$2,110,402
Fees paid indirectly	(24,336)
Reduction of expenses by investment adviser	(1,310,200)
Net expenses	$775,866
Net investment income	$0
Net realized gain (loss) on investments	$(448)
Change in net assets from operations	$(448)

See Notes to Financial Statements

9

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	(448)	(136)
Change in net assets from operations	$(448)	$(136)
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	230,617,204	208,290,372
Cost of shares reacquired	(281,259,295)	(215,045,588)
Change in net assets from fund share transactions	$(50,642,091)	$(6,755,216)
Total change in net assets	$(50,642,539)	$(6,755,352)
Net assets
At beginning of period	371,489,211	378,244,563
At end of period (including accumulated distributions in excess of net investment income of $8,468 and 9,093, respectively)	$320,846,672	$371,489,211

See Notes to Financial Statements

10

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 8/31
	2016		2015		2014		2013	2012
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	0.00		0.00		0.00		0.00	0.00
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	(0.00	)(w)	0.00	(w)	—	—
Total from investment operations	$(0.00	)(w)	$(0.00	)(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61		0.62		0.62		0.65	0.64
Expenses after expense reductions (f)	0.23		0.07		0.10		0.16	0.13
Net investment income	0.00		0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$320,847		$371,489		$378,245		$404,117	$402,989

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Money Market Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

12

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$320,310,568	$—	$320,310,568

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At period end, the fund had investments in repurchase agreements with a gross value of $3,673,000 included in “Investments” in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

13

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2016, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended August 31, 2016 and August 31, 2015.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$320,310,568
Capital loss carryforwards	(423,378)
Late year ordinary loss deferral	(1,038)
Other temporary differences	(7,430)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
8/31/17	$(422,794)

Post-enactment losses which are characterized as follows:
Short-Term	$(584)

14

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Average daily net assets in excess of $1 billion	0.35%

During the year ended August 31, 2016, MFS voluntarily waived receipt of $1,184,048 of the fund’s management fee in order to avoid a negative yield. This amount, for the year ended August 31, 2016, is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $24,916, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2016, these waivers had the effect of reducing the management fee by 0.35% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.05% of the fund’s average daily net assets.

In order to avoid a negative yield for the year ended August 31, 2016, MFS voluntarily agreed to reduce certain other expenses in the amount of $101,236, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2016 for the MFS U.S. Government Money Market Fund was $17,251.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $205,422, which equated to 0.0594% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $286,376.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional

15

Notes to Financial Statements – continued

compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,730 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $7,429 at August 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $939 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

The sale of the fund’s shares has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $1,552 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS U.S. Government Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS U.S. Government Money Market Fund (one of the series of MFS Series Trust IV) (the “Fund”) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS U.S. Government Money Market Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2016

17

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Edward O’Dette

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge, an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the

23

Board Review of Investment Advisory Agreement – continued

other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 4th quintile for each of the one-and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during

24

Board Review of Investment Advisory Agreement – continued

the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

25

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

26

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

27

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended August 31, 2016 and 2015, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2016	2015
Fees Billed by Deloitte
MFS Mid Cap Growth Fund	44,416	44,416
MFS U.S. Government Money Market Fund	31,171	31,171

Total	75,587	75,587

	Audit Fees
	2016	2015
Fees Billed by E&Y
MFS Blended Research Emerging Markets Equity Fund	25,800	N/A	**
MFS Blended Research Global Equity Fund	24,800	N/A	**
MFS Blended Research International Equity Fund	25,800	N/A	**
MFS Global New Discovery Fund	44,145	44,145

Total	120,545	44,145

For the fiscal years ended August 31, 2016 and 2015, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund	0	0	6,601	6,601	0	1,358
To MFS U.S. Government Money Market Fund	0	0	3,752	3,752	0	1,085
Total fees billed by Deloitte To above Funds	0	0	10,353	10,353	0	2,443

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	0	968,289	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS U.S. Government Money Market Fund*	0	968,289	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	76,879	981,248
To MFS U.S. Government Money Market Fund, MFS and MFS Related Entities#	74,030	978,126

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2016	2015		2016	2015		2016	2015[5]
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund	0	N/A	**	9,613	N/A	**	2,001	N/A	**
To MFS Blended Research Global Equity Fund	0	N/A	**	9,613	N/A	**	2,001	N/A	**
To MFS Blended Research International Equity Fund	0	N/A	**	9,613	N/A	**	2,003	N/A	**
To MFS Global New Discovery Fund	0	0		8,591	8,521		1,010	1,001
Total fees billed by E&Y To above Funds	0	0		37,430	8,521		7,015	1,001

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2016	2015[5]		2016	2015		2016	2015[5]
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Blended Research Emerging Markets Equity Fund*	1,612,499	920,675	**	0	0	**	99,446	49,723	**
To MFS and MFS Related Entities of MFS Blended Research Global Equity Fund*	1,612,499	920,675	**	0	0	**	99,446	49,723	**
To MFS and MFS Related Entities of MFS Blended Research International Equity Fund*	1,612,499	920,675	**	0	0	**	99,446	49,723	**
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	1,612,499	920,675		0	0		99,446	49,723

	Aggregate Fees for Non-audit Services
	2016	2015[5]
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund, MFS and MFS Related Entities#	1,874,159	1,146,398	**
To MFS Blended Research Global Equity Fund, MFS and MFS Related Entities#	1,874,159	1,146,398	**
To MFS Blended Research International Equity Fund, MFS and MFS Related Entities#	1,874,161	1,146,398	**
To MFS Global New Discovery Fund, MFS and MFS Related Entities#	1,872,146	1,155,920

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS Blended Research Emerging Markets Equity Fund, MFS Blended Research Global Equity Fund, and MFS Blended International Equity Fund commenced investment operations in September 2015.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

[5]	Certain fees reported in 2015 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended August 31, 2015.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: October 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: October 17, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2016

*	Print name and title of each signing officer under his or her signature.